UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Aeva Technologies, Inc.

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555 Ellis Street
Mountain View, CA 94043
(650) 481-7070
Dear Fellow Stockholder:
On behalf of the Board of Directors and management of Aeva Technologies, Inc., I cordially invite you to attend our annual meeting of stockholders on Monday, December 18, 2023 at 10:00 a.m. (Pacific Time). The 2023 Annual Meeting will be a virtual meeting of stockholders. You will be able to attend the 2023 Annual Meeting, vote your shares electronically and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/AEVA2023.
Stockholders will be able to listen, vote, and submit questions from their home or any location with internet connectivity. To participate in the meeting, you must have the 16-digit number that is shown on your proxy card. The notice of meeting and proxy statement that follow describe the business that we will consider at the meeting.
We hope that you will be able to attend the meeting via our live webcast. However, regardless of whether you attend the meeting, your vote is very important. We are pleased to offer multiple options for voting your shares. You may vote by telephone, via the internet, by mail or through our live webcast of the Annual Meeting, as described beginning on page one of this Proxy Statement.
Thank you for your continued support of Aeva Technologies, Inc.
Sincerely yours,

Soroush Salehian Dardashti
Chief Executive Officer

Notice of 2023 Annual Meeting of Stockholders
December 18, 2023
10:00 a.m. (Pacific Time)
www.virtualshareholdermeeting.com/AEVA2023
You can attend the Annual Meeting online through our live webcast, vote your shares electronically and submit your questions during the Annual Meeting, by visiting www.virtualshareholdermeeting.com/AEVA2023. You will need to have the 16-digit number included on your proxy card to join the Annual Meeting.
AGENDA:
1.
Elect the two Class II directors named as nominees in this Proxy Statement to hold office until the 2026 annual meeting of stockholders (the “2026 Annual Meeting”) and until their respective successors have been duly elected and qualified;

2.	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.
Approve an amendment to our certificate of incorporation to provide the Board of Directors with the right to decide at its discretion to effect a reverse stock split at a ratio of not less than 1-for-2 and not greater than 1-for-30, with the exact ratio and effective time of the reverse stock split, if any, to be determined by our Board of Directors at any time within one year of the date of the 2023 Annual Meeting;

4.	Approve certain securities issuances for the purpose of complying with New York Stock Exchange rules; and
5.	Transact any other business properly introduced at the Annual Meeting.
Only stockholders of record as of October 19, 2023 will be entitled to attend and vote at the Annual Meeting and any adjournments or postponements thereof. A list of these stockholders will be open for examination by any stockholder for any purpose germane to the 2023 Annual Meeting for a period of 10 days prior to the 2023 Annual Meeting by contacting our investor relations department at investors@aeva.ai and during the 2023 Annual Meeting at www.virtualshareholdermeeting.com/AEVA2023.
Please note that if you held common stock on October 19, 2023 in “street name” (that is, through a broker, bank or other nominee), you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you have the right to direct your broker, bank or other nominee how to vote your shares. You will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares of common stock voted.
We hope that you can attend the 2023 Annual Meeting. Regardless of whether you will attend via our live webcast, please complete and return your proxy so that your shares can be voted at the Annual Meeting in accordance with your instructions.
November [•], 2023
By Order of the Board of Directors

Soroush Salehian Dardashti
Chief Executive Officer
This Proxy Statement and accompanying proxy card are first being made available on or about November [•], 2023.
Our Proxy Statement and 2022 Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are available electronically at https://investors.aeva.com/financials-and-filings/sec-filings/default.aspx

Summary Information for the Annual Meeting of Stockholders to be Held on December 18, 2023
This Proxy Statement (this “Proxy Statement”) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report” and, together with this Proxy Statement, the “Proxy Materials”) are being furnished by and on behalf of the board of directors (the “Board” or “Board of Directors”) of Aeva Technologies, Inc. in connection with our annual meeting of stockholders for the calendar year ending December 31, 2023 (the “Annual Meeting” or the “2023 Annual Meeting”). As used herein, the terms “Aeva,” the “Company,” “we,” “us,” or “our” refer Aeva Technologies, Inc. and its consolidated subsidiaries unless otherwise stated or the context otherwise requires.
To assist you in reviewing the proposals to be voted upon at our 2023 Annual Meeting, we have summarized important information contained in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should carefully read the entire Proxy Statement and our Annual Report on Form 10-K before voting.
Voting
Stockholders of record as of October 19, 2023 may cast their votes in any of the following ways:

Internet	Phone	Mail	Via webcast during the Annual Meeting

Visit www.proxyvote.com. You will need the 16-digit number included in your proxy card or voter instruction form.	Call 1 800-690-6903 or the number on your voter instruction form. You will need the 16-digit number included in your proxy card or voter instruction form.	Send your completed and signed proxy card or voter instruction form to Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.	Visit www.virtualshareholdermeeting.com/ AEVA2023. You will need the 16-digit number included in your proxy card or voter instruction form. Online access begins at 10:00 a.m. (Pacific time).
Voting Matters and Board Recommendation
Proposal	Board Vote Recommendation
Elect Class II Directors (page 2)	✔	FOR each Director Nominee

Ratify the Appointment of Independent Registered Public Accounting Firm for 2023 (page 12)	✔	FOR

Approve an Amendment to our Certificate of Incorporation to Provide the Board of Directors with the Right to Decide at its Discretion to Effect a Reverse Stock Split (page 15)	✔	FOR

Approve Certain Securities Issuances for Purposes of Complying with NYSE Rules (page 23)	✔	FOR

i

ABOUT AEVA
Founded in 2016 by former Apple engineers Soroush Salehian Dardashti and Mina Rezk and led by a multidisciplinary team of engineers and operators experienced in the field of sensing and perception, our mission is to bring the next wave of perception technology to broad applications from automated driving to industrial automation and consumer electronics. Our products are based on our proprietary Frequency Modulated Continuous Wave (FMCW) sensing technology. Our 4D LiDAR-on-chip combines silicon photonics technology that is proven in the telecom industry with precise instant velocity measurements and long-range performance, along with our proprietary signal processing algorithms and perception software applications for commercialization.

PROPOSAL 1: ELECT CLASS II DIRECTORS
Our business and affairs are managed under the direction of our Board. As of the date of this Proxy Statement, our Board consists of eight directors.
Our Second Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) provides that, subject to the right of holders of any series of preferred stock, our Board will be divided into three classes of directors, with the classes to be as nearly equal in number as possible, and with the directors serving staggered three-year terms, with only one class of directors being elected at each annual meeting of stockholders. As a result, approximately one-third of our Board will be elected each year.
Our Board as nominated Hrach Simonian and Stephen Zadesky for election as Class II Directors with a three year term expiring at the 2026 Annual Meeting. Unless otherwise specified in the proxy, the shares voted pursuant thereto will be cast for Hrach Simonian and Stephen Zadesky. If, for any reason, at the time of election any nominee named should decline or be unable to accept his nomination or election, it is intended that such proxy will be voted for a substitute nominee, who would be recommended by our Board. Our Board, however, has no reason to believe that the nominees will be unable to serve as a director.
The following biographical information is furnished as to each nominee for election as a director, and each of our directors, as of November 15, 2023.
Members of the Board of Directors with a Term Expiring at the 2023 Annual Meeting
Shahin Farshchi, 44. Shahin Farshchi serves as a Director of the Company. Mr. Farshchi served as a member of the Board of Directors of Aeva, Inc., our privately held predecessor (“Legacy Aeva”), from its inception in December 2016 through the closing of its merger (the “merger”) with and into a subsidiary of Aeva Technologies, Inc., (f/k/a InterPrivate Acquisition Corp.), and has served on our Board of Directors since March 2021. Mr. Farshchi serves as a partner at Lux Capital, a venture capital firm he joined in 2006. Mr. Farshchi currently serves on the board of directors of numerous private companies. Mr. Farshchi holds a Bachelor of Science in Electrical Engineering and Computer Science from The University of California, Berkeley, a Master of Science degree, and a Doctor of Philosophy from the University of California, Los Angeles. We believe Mr. Farshchi is well-qualified to serve on our Board of Directors due to his extensive experience in identifying, investing in and building next-generation technologies and companies.
Hrach Simonian, 41. Hrach Simonian serves as a Director of the Company. Mr. Simonian served as a member of Legacy Aeva’s Board of Directors from November 2017 through the closing of the merger, and has served on our Board of Directors since March 2021. Mr. Simonian serves as a General Partner at Canaan Partners, an early-stage venture capital firm he joined in 2007. Mr. Simonian currently serves on the Board of Directors of numerous private companies. Mr. Simonian holds a Bachelor of Science in Electrical Engineering from The University of California, Los Angeles, a Master of Science in Electrical Engineering from the University of Michigan, Ann Arbor, and a Master of Business Administration from the Stanford Graduate School of Business. We believe Mr. Simonian is well-qualified to serve on our Board of Directors due to his extensive experience in investing and developing companies.
Stephen Zadesky, 52. Stephen Zadesky has served as a Director of the Company since November 2022. Mr. Zadesky is currently advising a number of companies in the transportation, robotics and clean technology sectors. Prior to his advising work, Mr. Zadesky served in various management roles at Apple from March 1999 till April 2019, including Vice President Product Design for iPhone and iPod engineering. Prior to joining Apple, Mr. Zadesky worked at Ford Motor Company for three years in a variety of positions. Mr. Zadesky earned a Bachelor of Science in Mechanical Engineering (BSME) from the University of California, Berkeley and a Master of Science in Mechanical Engineering (MSME) from Stanford University. We believe Mr. Zadesky is well-qualified to serve as one of our directors based on his proficiency and understanding of the transportation and technology sectors, as well as his extensive advisory and leadership experience.
Members of the Board of Directors Continuing in Office for a Term Expiring at the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”)
Soroush Salehian Dardashti, 35. Soroush Salehian Dardashti serves as the Company’s Chief Executive Offer and is a member of the Board. Mr. Salehian co-founded Aeva with Mr. Rezk in December 2016 and has served as its Chief Executive Officer and a member of its Board of Directors since that time. From February 2012 to November 2016, Mr. Salehian worked at Apple as a Manager, Product Development where he led teams developing consumer products and sensing systems. Mr. Salehian holds a Bachelor of Science in Mechanical Engineering from Stanford University. We believe Mr. Salehian is well-qualified to serve on our Board of Directors due to his technical and operational expertise gained from serving as Chief Executive Officer and Co-Founder of Aeva and his professional and educational experience in high-technology manufacturing industries.
Mina Rezk, 39. Mina Rezk serves as the President, Chief Technology Officer, and Chairman of the Board of Directors of the Company. Mr. Rezk co-founded Aeva with Mr. Salehian in December 2016 and has served as its Chief Technology Officer and a member of its Board of Directors since that time. Mr. Rezk became Chair of the Board of Directors in 2021. From January 2015 to November 2016, Mr. Rezk served as Sensing Engineering Manager - Special Projects Group at Apple. Before that, Mr. Rezk served in various roles, including as Hardware Development Manager, at Nikon Metrology from February 2004 to February 2015. Mr. Rezk has over 17 years of experience developing sensor fusion systems for the automotive and aerospace industries. Mr. Rezk holds Bachelor of Science and Master of Science degrees in Electrical Engineering from George Mason University. We believe Mr. Rezk is well-qualified to serve on our Board of Directors due to his technical and manufacturing expertise gained from serving as the Chief Technology Officer of Aeva and over 17 years of experience in the technology industry.
Christopher Eberle, 43. Christopher Eberle has served as a Director of the Company since November 2022. Mr. Eberle has served as Global Head of Semiconductor and Hardware Investments at Sylebra Capital Limited (“Sylebra”), a global investment manager operating in the technology, media and telecommunications space, since July 2020. Mr. Eberle’s principal responsibilities at Sylebra include managing investments across the global semiconductor, semiconductor capital equipment, and global semiconductor supply chain. Prior to joining Sylebra, Mr. Eberle served as a senior equity research analyst at Instinet, LLC, the independent equity trading arm of Nomura Group, from August 2017 until July 2020. He served as a portfolio manager focused on the global technology space at Folger Hill Asset Management from January 2015 to August 2017. Mr. Eberle received a Bachelor of Science in Finance from Canisius College in 2003, and a Master’s of Science in Finance from DePaul University Driehaus College of Business in 2008. We believe Mr. Eberle is well-qualified to serve as Sylebra’s designee on our Board based on his business and management experience as well as his extensive experience in the technology, media and telecommunications industries.
Members of the Board of Directors Continuing in Office for a Term Expiring at the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”)
Erin L. Polek, 49. Erin Polek has served as a Director of the Company since November 2022. Ms. Polek has been working part-time at Qualcomm Incorporated (“Qualcomm”), a global leader in the development of foundational technologies used in mobile devices and other wireless products, providing guidance and leadership in preparing for regulatory reporting over ESG data in anticipation of the proposed regulations from the SEC and the issued CSRD regulations in the EU since December 2022. Prior to such time, Ms. Polek was Senior Vice President, Corporate Controller and Chief Accounting Officer of Qualcomm from December 2018 through December 2022. Ms. Polek’s principal responsibilities at Qualcomm included the oversight of the global accounting department and external financial reporting and related compliance. She joined Qualcomm in February 2006 and has held a variety of leadership positions. Prior to joining Qualcomm, Ms. Polek was a Manager at PricewaterhouseCoopers LLP. She received a Bachelor of Science in Business Administration, with an emphasis in Accounting from San Diego State University. We believe Ms. Polek is well-qualified to serve as one of our directors based on her extensive leadership, accounting, compliance and business experience.
Stefan Sommer, PhD, 60. Dr. Stefan Sommer has served as a Director of the Company since November 2023. Dr. Sommer began his professional career as a development engineer at ITT Teves. In 1997, Dr. Sommer moved to Continental Automotive Systems as director of Electronics & Sensor Development. After holding several positions within the Continental Group, Dr. Sommer joined ZF Sachs AG in 2008 as a member of the Board of Management for the Chassis Systems Division. In 2010, Dr. Sommer was appointed to the central Board of Management of ZF AG, where he assumed responsibility for the Materials Management business. From 2012 through December 2017 he served as Chief Executive Officer of ZF AG. Dr. Sommer was a member of the Board of Management of Volkswagen AG with responsibility for the Components and Procurement business from September 2018 to June 2020. He has served as a member of the Supervisory Board at Knorr-Bremse AG, a global leader in safety technology for the automotive and rail industries, since 2021. He has served as chair of the Board of Directors of JOST Werke SE since 2022. He has served as a Member of the Managing Board of the GÜNTHER Group, a company that makes injection systems for the plastics and silicone processing industry, with responsibility for GÜNTHER Heisskanaltechnik

GmbH and its subsidiaries since January 2023. Dr. Sommer studied Mechanical Engineering and earned his Engineering Doctorate from Ruhr University Bochum. We believe Dr. Sommer is well-qualified to serve as one of our directors based on his extensive executive leadership experience with leading organizations in the automotive industry, including component manufacturers.
Required Vote
Our bylaws provide for a plurality voting standard for the election of directors. Under this voting standard, once a quorum has been established, the nominees who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. Our Board has nominated two persons for election as Class II Directors at the 2023 Annual Meeting and, as a result, the two nominees receiving the highest number of votes at the 2023 Annual Meeting will be elected, even if these votes do not constitute a majority of the votes cast. Only votes cast “FOR” a nominee will be counted in the election of directors. Votes that are “WITHHELD” with respect to one or more nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees.
Recommendation
OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES, HRACH SIMONIAN AND STEPHEN ZADESKY.

CORPORATE GOVERNANCE
We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of this corporate governance include:
•
independent director representation on our Audit, Compensation and Nominating and Corporate Governance Committees, and our independent directors will meet regularly in executive sessions without the presence of our corporate officers or non-independent directors; and

•	at least one of our directors qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission (the “SEC”).
Composition of the Board of Directors
Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors is staggered in three classes, with members of each class serving staggered three-year terms. As of the date hereof, our Board consists of two director in Class I (Ms. Polek and Dr. Sommer), three directors in Class II (Mr. Farshchi, Mr. Simonian and Mr. Zadesky) and three directors in Class III (Mr. Dardashti, Mr. Rezk and Mr. Eberle). The Class I Directors will next be up for election at the 2025 Annual Meeting, the Class II Directors are up for election at this Annual Meeting and will next be up for election at our 2026 Annual Meeting and the Class III Directors will next be up for election at our 2024 Annual Meeting. Following the 2023 Annual Meeting, our Board will consist of two Class I Directors, two Class II Directors, and three Class III Directors for a total of seven directors.
Director Independence
A majority of the Board shall be comprised of directors meeting the independence requirements of the New York Stock Exchange (the “NYSE”). The Company defines an “independent” director in accordance with Section 303A.02 of the NYSE’s Listed Company Manual. The NYSE independence definition includes a series of objective tests, including that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. Because it is not possible to anticipate or explicitly provide for all potential conflicts of interest that may affect independence, the Board is also responsible for determining affirmatively, as to each independent director, that no material relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board will broadly consider all relevant facts and circumstances, including information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and the Company’s management. As the concern is independence from management, the Board does not view ownership of even a significant amount of stock, by itself, as a bar to an independence finding. No director may serve on the Audit Committee or the Compensation Committee of the Board unless such director meets all of the applicable criteria established for service in each such committee by NYSE rules and any other applicable rules or laws.
The Board shall make an affirmative determination as to the independence of each director. The Board has determined that each of Messrs. Eberle, Farshchi and Simonian, Dr. Sommer and Ms. Polek qualify as independent directors under applicable SEC and NYSE rules.
Board Committees
Our Board of Directors directs the management of our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board of Directors and standing committees. We have a standing audit committee (the “Audit Committee”), nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”) and compensation committee (the “Compensation Committee”). In addition, from time to time, special committees may be established under the direction of the Board of Directors when necessary to address specific issues.
Audit Committee
Our Audit Committee is responsible for, among other things:
•	appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

•	discussing with our independent registered public accounting firm their independence from management;
•	reviewing, with our independent registered public accounting firm, the scope and results of their audit;
•	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;
•	overseeing our financial and accounting controls and compliance with legal and regulatory requirements;
•	reviewing our policies on risk assessment and risk management;
•	reviewing related person transactions; and
•	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.
As of the date hereof, our Audit Committee consists of Messrs. Farshchi, Simonian and Ms. Polek. Mr. Simonian serves as chair of our Audit Committee. Rule 10A-3 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and the NYSE rules require that our Audit Committee have at least one independent member who qualifies as a financial expert, and be composed entirely of independent members. Our Board of Directors has affirmatively determined that Messrs. Farshchi and Simonian, Dr. Sommer and Ms. Polek each meet the definition of “independent director” for purposes of serving on the audit committee under Rule 10A-3 of the Exchange Act and the NYSE rules. Each of Messrs. Farshchi and Simonian, Dr. Sommer and Ms. Polek also meets the financial literacy requirements of the NYSE Continued Listing Standards. In addition, our Board of Directors has determined that Mr. Simonian and Ms. Polek each qualify as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. Immediately following the conclusion of the 2023 Annual Meeting, the Board expects our Audit Committee to consist of Mr. Simonian, Dr. Sommer and Ms. Polek, with Ms. Polek becoming chair of this committee.
Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our corporate website at www.aeva.com. The information on any of our websites is deemed not to be incorporated in or to be a part of this Proxy Statement.
Compensation Committee
Our Compensation Committee is responsible for, among other things:
•
reviewing and approving the corporate goals and objectives, evaluating the performance of and reviewing and approving, (either alone or, if directed by the Board of Directors, in conjunction with a majority of the independent members of the Board of Directors) the compensation of our Chief Executive Officer;

•	overseeing an evaluation of the performance of and reviewing and setting or making recommendations to our Board of Directors regarding the compensation of our other executive officers;
•	reviewing and approving or making recommendations to our Board of Directors regarding our incentive compensation and equity-based plans, policies and programs;
•	reviewing and approving or making recommendations to our Board of Directors regarding all employment agreements and severance arrangements for our executive officers;
•	recommendations to our Board of Directors regarding the compensation of our directors; and
•	retaining and overseeing any compensation consultants.
As of the date hereof, our Compensation Committee consists of Messrs. Eberle, Farshchi and Simonian. Mr. Farshchi has served as chair of our Compensation Committee since November 2021. Our Board of Directors has affirmatively determined that Messrs. Farshchi, Simonian and Eberle and Ms. Polek each meet the definition of “independent director” for purposes of serving on the Compensation Committee under the NYSE rules, including the heightened independence standards for members of a Compensation Committee. In addition, our Board of Directors has determined that each of Messrs. Eberle, Farshchi and Simonian and Ms. Polek are “non-employee directors” as defined in Rule 16b-3 of the Exchange Act. Immediately following the conclusion of the 2023 Annual Meeting, the Board expects our Compensation Committee to consist of Messrs. Eberle and Simonian and Ms. Polek, with Mr. Eberle becoming chair of this committee.
Our Board of Directors has adopted a written charter for the Compensation Committee, which is available on our corporate website at www.aeva.com. The information on any of our websites is deemed not to be incorporated in or to be a part of this Proxy Statement.
Compensation Consultant Role
Our Compensation Committee is authorized under its charter to retain the services of one or more executive compensation advisors in connection with the establishment of our compensation programs and related policies. Our Compensation Committee engaged an independent compensation consultant, Aon Human Capital Solutions practice, a division of Aon plc (“Aon”), for fiscal 2022. Our Compensation Committee engaged Aon to assist with the following objectives:
•	Developing a group of peer companies to help us determine the appropriate level of overall compensation for our executive officers in fiscal 2022 and 2023;
•	Evaluating the overall competitiveness of our compensation program for our executive officers in fiscal 2022 and 2023; and
•
Assessing each separate element of compensation, with a goal of ensuring that the compensation we offer to our executive officers in fiscal 2022, 2023 and beyond is deemed appropriate, competitive and fair.

Aon reported directly to the Compensation Committee. Aon met with the Compensation Committee and with management to solicit input on job scope, performance, retention issues and other relevant factors. Aon worked with the Compensation Committee to develop recommendations for the compensation of our senior management team. Aon also advised the Compensation Committee on compensation-related developments and best practices.
Aon did not provide the Company with any services other than services that it provided to the Compensation Committee and to management in a limited capacity in connection with the preparation of the Company’s SEC-mandated compensation disclosure. The Compensation Committee does not believe that the work performed by Aon for the Compensation Committee or management raised any conflict of interest.
Nominating and Corporate Governance Committee
•	Our Nominating and Corporate Governance Committee is responsible for, among other things:
•	identifying individuals qualified to become members of our Board of Directors, consistent with criteria approved by our Board of Directors;
•	periodically reviewing our Board of Directors’ leadership structure and recommending any proposed changes to our Board of Directors;
•	overseeing an annual evaluation of the effectiveness of our Board of Directors and its committees; and
•	developing and recommending to our Board of Directors a set of corporate governance guidelines.
As of the date hereof, our Nominating and Corporate Governance Committee consists of Messrs. Farshchi and Simonian, with Mr. Farshchi serving as chair. Immediately following the conclusion of the 2023 Annual Meeting, the Board expects our Nominating and Corporate Governance Committee to consist of Mr. Simonian and Ms. Polek with Mr. Simonian becoming chair of this committee.
Our Board of Directors has adopted a written charter for our Nominating and Corporate Governance Committee, which is available on our corporate website at www.aeva.com. The information on any of our websites is deemed not to be incorporated in or to be a part of this Proxy Statement.
Risk Oversight
Our Board of Directors is responsible for overseeing our risk management process. Our Board of Directors focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our Audit Committee is also responsible for discussing our policies with respect to risk assessment and risk management.

Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on the corporate governance section of our corporate website. In addition, we intend to post on our website all disclosures that are required by law or the NYSE listing standards concerning any amendments to, or waivers from, any provision of the code. The information on any of our websites is deemed not to be incorporated in or to be a part of this Proxy Statement.
Director Nomination Rights
We are party to several agreements to provide for certain governance matters relating to the Company.
Pursuant to the terms of the 2021 Stockholders Agreement (as defined below), subject to the rules of the NYSE, each of Mr. Rezk and Mr. Dardashti is entitled to nominate himself to continue to serve on the Board of Directors until such time as he holds less than 5% of our outstanding common stock (or his earlier death or incapacity). In addition, Mr. Rezk will serve as Chairman of the Board of Directors for so long as he is a director and, in the event Mr. Rezk is no longer a director, then Mr. Salehian will serve as the Chairman of the Board of Directors so long as he is a director. Messrs. Dardashti and Rezk also have the right to appoint an Audit Committee Qualified Director (as defined in the 2021 Stockholders Agreement) whom will be subject to the approval of the remaining members of the Board of Directors. None of the current directors were appointed pursuant to this right. For more information, see “Certain Relationships and Related Transactions—2021 Stockholders Agreement.”
Pursuant to the terms of the Sylebra Stockholders Agreement, for as long as Sylebra and its affiliates beneficially own at least (i) 9.0% of our outstanding common stock (on an as converted basis), Sylebra will have the right to nominate one director, who will initially be Mr. Eberle, Global Head of Semiconductor and Hardware Investments at Sylebra, and (ii) 14.0% of our outstanding common stock (on an as converted basis), Sylebra will have the right to nominate an additional director, who shall be an automotive executive or relevant industry expert. Sylebra has waived its right to designate such additional director until the election of the Class I directors in 2025. For more information, see “Certain Relationships and Related Transactions—Common Stock Financing Transactions—Sylebra Stockholder Agreement.” Mr. Eberle was initially appointed to our Board of Directors pursuant to the terms of the Sylebra Letter Agreement (as defined below), which provides, among other things, that Mr. Eberle be appointed as a Class III director with a term expiring at the Company’s 2024 Annual Meeting. For more information, see “Certain Relationships and Related Transactions—Sylebra Letter Agreement.”
Board Member Selection Criteria
In considering director candidates, the Board considers such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, dedication to the Company’s mission, having the ability to exercise sound business judgment and having the commitment to represent the interests of the Company’s stockholders. Candidates for director nominees will be reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Board considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Board intends to review such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Board also intends to determine whether the nominee will be independent for NYSE purposes. From time to time, the Board (or the Nominating and Corporate Governance Committee) may change the criteria for membership of the Board to maximize the opportunity to achieve success.
Board Leadership Structure
It is our policy that the positions of Chief Executive Officer and Chairperson be held by different persons. The Board recognizes, however, that there may be circumstances that arise in the future that would lead it to combine these offices.

Meetings and Attendance
During the year ended December 31, 2022 there were nine meetings of the Board, three meetings of the Audit Committee, five meetings of the Compensation Committee, and three meetings of the Nominating and Corporate Governance Committee. Each of our directors attended at least 75% of the aggregate meetings of the Board and the committees of the Board on which they served during the period they served in 2022. Our independent directors meet regularly in executive session. All members of the Board are strongly encouraged to attend our annual meetings of stockholders. All of our then directors attended our annual meeting of stockholders in 2022.
Corporate Governance Guidelines
Our Board has adopted corporate governance guidelines which describe the principles and practices that our Board will follow in carrying out its responsibilities. These guidelines cover a number of areas including the role, responsibilities, size and composition of the Board, director selection criteria, independence of directors, selection of Chairperson of the Board and Chief Executive Officer, director compensation, change in present job responsibility, director orientation and continuing education, lead director, term limits, Board meetings, Board committees, expectations of directors, management succession planning, evaluation of Board performance, Board compensation, and executive sessions. A copy of our corporate governance guidelines is available on our investor relations website.
Board Evaluation
Our Nominating and Corporate Governance Committee is responsible for conducting and overseeing annual self-assessments of the Board as a whole and its committees. These assessments include an evaluation of the Board’s and each committee’s contribution as a whole and effectiveness in serving the best interests of the Company and its stockholders, specific areas in which the Board and management believe that the performance of the Board and its committees could be improved, and overall Board composition and makeup.
Succession Planning
Our Nominating and Corporate Governance Committee is responsible for periodically reviewing with our Chief Executive Officer the Company’s succession plans for the role of Chief Executive Officer and other key executive officers. The Nominating and Corporate Governance Committee is also responsible for making recommendations to our Board with respect to the selection of appropriate individuals to succeed to these positions.
Code of Ethics
We have adopted a Code of Business Conduct and Ethics (our “Code of Ethics”) applicable to our directors, officers, employees and consultants. A copy of our Code of Ethics is available on our investor relations website. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics on our investor relations website.
Compensation Clawback Policy
We intend to adopt a “clawback” policy as necessary by December 1, 2023 to comply with the NYSE Continued Listing Standards.
Policy Against Speculative Trading, Hedging and Pledging
Our Insider Trading Policy prohibits our directors, officers and other employees from directly or indirectly selling any equity security of the Company if they do not own the security sold. In addition, such persons are prohibited from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities. The independent members of our Board have granted waivers of this policy to Mina Rezk, our founder, President and Chief Technology Officer, to allow Mr. Rezk to pledge shares. The independent members of the Board determined these waivers were necessary to enable Mr. Rezk to relocate himself and his family from Virginia to California to be closer to the Company’s headquarters as well as support the request for additional collateral requested by the lender. It was determined that the waiver was appropriate in this instance as it mitigated the need for Mr. Rezk and the lender to sell Company shares.

Communications with Our Board
Stockholders and other interested parties may write to our Board, the Chairman, any of the members of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committees, or to our independent directors as a group at Aeva Technologies, Inc., Attn: Vice President of Legal, 555 Ellis Street, Mountain View, California 94043. The Board will consider stockholder questions and comments to be important and endeavor to respond promptly and appropriately, even though the Board may not be able to respond to all stockholder inquiries directly.
Our Board has developed a process to assist with managing inquiries and communications. Our most senior legal officer will review and compile any stockholder communications and may summarize such communications prior to forwarding to the appropriate party. The Vice President of Legal will not forward communications that are not relevant to the duties and responsibilities of the Board and are more appropriately addressed by management, including spam, junk mail and mass mailings, product or service inquiries, new product or service suggestions, resumes or other forms of job inquiries, opinion surveys and polls, business solicitations or advertisements, or other frivolous communications.
Stockholder Recommendations of Director Candidates
Stockholders who would like to recommend a director candidate for consideration by our Nominating and Corporate Governance Committee must send notice to Aeva Technologies, Inc., Attn: Vice President of Legal, 555 Ellis Street, Mountain View, California 94043, by registered, certified or express mail, and provide us with a brief biographical sketch of the recommended candidate, a document indicating the recommended candidate’s willingness to serve if elected, and evidence of the stock ownership of the person recommending such candidate. The Nominating and Corporate Governance Committee or its chair will then consider the recommended director candidate in accordance with the same criteria applied to other director candidates, including those described in our corporate governance guidelines and the charter of the Nominating and Corporate Governance Committee, each of which is available on our investor relations website.
Submission of Stockholder Proposals and Board Nominees
If you would like to include a proposal for stockholder consideration in our 2024 proxy statement or bring business before our 2024 Annual Meeting, you must send notice to Aeva Technologies, Inc., Attn: Vice President of Legal, 555 Ellis Street, Mountain View, California 94043, by registered, certified, or express mail and provide the required information and follow the other procedural requirements described below.
Stockholder Proposals for Inclusion in the 2024 Proxy Statement
Stockholders who wish to present a proposal in accordance with SEC Rule 14a-8 for inclusion in our Proxy Materials to be distributed in connection with our 2024 Annual Meeting must submit their proposals in accordance with that rule so that they are received by the Vice President of Legal at the address set forth above no later than the close of business on [•], 2024. If the date of our 2024 Annual Meeting is more than 30 days before or after December 18, 2024, then the deadline to timely receive such material shall be a reasonable time before we begin to print and send our Proxy Materials. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. As the rules of the SEC make clear, simply submitting a timely proposal does not guarantee that it will be included in our Proxy Materials.
Other Stockholder Proposals or Nominations for Presentation at the 2024 Annual Meeting
If a stockholder wishes to bring business to a meeting for consideration other than a matter brought pursuant to SEC Rule 14a-8, the stockholder must give our Secretary written notice of the stockholder’s intent to do so and provide the information required by the provision of our bylaws dealing with stockholder proposals and director nominations. The notice of such a proposal or director nomination must be delivered to (or mailed to and received at) the address set forth above no earlier than August 20, 2024 and no later than September 19, 2024, unless our 2024 Annual Meeting of stockholders is to be held more than 30 days before, or more than 60 days after, December 18, 2024, in which case the stockholder’s notice must be delivered not earlier than the close of business on the 120th day prior to the 2024 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2024 Annual Meeting or, if later, the 10th day after public announcement of the date of the 2024 Annual Meeting is first made. In the event that the number of directors to be elected at the annual meeting is increased after the deadline for the receipt of notice of stockholder director nominees as set forth above in this paragraph, then notice of a stockholder’s nomination to fill the new position or positions may be delivered to (or mailed to and received at) the address set forth above no later than the close of business on the 10th day after public announcement of such increase is first made. The requirements for such stockholder’s notice are set forth in our bylaws, which are filed as an exhibit to our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. To be timely for purposes of SEC Rule 14a-19, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19, which must be received in accordance with the requirements of our bylaws as described above. In addition, to the extent that any information required by Rule 14a-19 is not required under our bylaws to be included with your notice, we must receive such additional information by October 21, 2024, or if the date of our 2024 Annual Meeting is more than 30 days before or after December 18, 2024, then the deadline to timely receive such material shall be 60 calendar days prior to the date of the 2024 Annual Meeting or, if later, the 10th day after public announcement of the date of the 2024 Annual Meeting.
We will submit all candidates nominated by a stockholder pursuant to the procedures and requirements outlined in this “Other Stockholder Proposals or Nominations for Presentation at the 2024 Annual Meeting” section to the Nominating and Corporate Governance Committee for its review, and this submission may include an analysis of the candidate from our management. Any stockholder making a nomination in accordance with the foregoing process will be notified of the Nominating and Corporate Governance Committee’s decision.

PROPOSAL 2: RATIFY APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2023. During fiscal year 2022, Deloitte has audited and reported on our consolidated financial statements for that year. Deloitte has been our independent registered public accounting firm at all times since 2020.
The Audit Committee intends to periodically consider whether to rotate our independent registered public accounting firm in order to assure continuing independent registered public accounting firm independence. The Board and the members of the Audit Committee believe that the continued retention of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 is in the best interests of the Company and its stockholders.
We expect that representatives of Deloitte will attend the 2023 Annual Meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions.
Although stockholder ratification is not required, the appointment of Deloitte is being submitted for ratification at the Annual Meeting with a view towards soliciting stockholders’ opinions, which the Audit Committee will take into consideration in future deliberations. If Deloitte’s selection is not ratified at the Annual Meeting, the Audit Committee will consider the engagement of other independent registered public accounting firms. The Audit Committee may terminate Deloitte’s engagement as our independent registered public accounting firm without the approval of our stockholders whenever the Audit Committee deems termination appropriate.
Required Vote
Approval of this Proposal 2 requires the affirmative vote (i.e., “FOR” votes) of a majority of the shares present or represented and entitled to vote thereon at our 2023 Annual Meeting. A vote to “ABSTAIN” will count as “present” for purposes of this proposal and so will have the same effect as a vote “AGAINST” this proposal. In the absence of instructions, your broker may vote your shares on this proposal. For more information, see “General Information about the Annual Meeting and Frequency Asked Questions—Voting Instructions and Information—What happens if I do not vote? What is the effect of broker non-votes?”
Recommendation
OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

AUDIT AND OTHER FEES
The following table sets forth the aggregate fees incurred for Deloitte, our independent registered accounting firm for the fiscal years ended December 31, 2022 and 2021. These fees are categorized as audit fees, audit-related fees, tax fees, and all other fees. The nature of the services provided in each category is described below the table.
	2022	2021
Audit Fees	$1,334,300	$1,250,700
Audit-Related Fees	20,000	498,700
Tax Fees	—	—
All Other Fees	2,000	—
Total	$1,356,300	$1,749,400
Audit Fees. Consists of services rendered for the audits of annual consolidated financial statements (including the review of quarterly interim consolidated financial statements), statutory audits required for certain of our non-U.S. subsidiaries, consents, assistance and review of documents filed with the SEC and other services normally provided in connection with statutory or regulatory filings or engagements. For the year ended December 31, 2022, the audit fee includes fees associated with services provided in connection with our internal controls over financial reporting procedures.
Audit-Related Fees. Consists of amounts billed in connection with the filing of our Registration Statement on Form S-1, S-4 and other regulatory filings.
All Other Fees. The fees billed by Deloitte for professional services rendered for other compliance purposes for the fiscal year ended December 31, 2022 relate to an accounting research tool subscription. There were no fees billed by Deloitte for professional services rendered for other compliance purposes for the fiscal year ended December 31, 2021.
Pre-Approval Policies and Procedures
The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services rendered by Deloitte, our independent registered public accounting firm. The Audit Committee pre-approves specified services in defined categories of audit services, audit-related services and tax services up to specified amounts, as part of the Audit Committee’s approval of the scope of the engagement of Deloitte or on an individual case-by-case basis before Deloitte is engaged to provide a service. The Audit Committee has determined that the rendering of the services other than audit services by Deloitte is compatible with maintaining the principal accountant’s independence.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board assists the Board in performing its oversight responsibilities for the Company’s financial reporting process and audit process as more fully described in the Audit Committee’s charter. Management has the primary responsibility to establish and maintain a system of internal control over financial reporting, for the financial statements and the reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of its financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and to issue reports thereon. The Audit Committee does not provide any expert or other special assurance as to the Company’s financial statements or any expert or professional certification as to the work of our independent registered public accounting firm.
In the performance of its oversight function, the Audit Committee reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2022 with the Company’s management and its independent registered public accounting firm. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee received and reviewed the written disclosures and the letter from the Company’s independent registered public accounting firm required by the applicable requirements of the PCAOB regarding such accounting firm’s communications with the Audit Committee concerning independence and has discussed with the Company’s independent registered public accounting firm that firm’s independence and considered whether any “non-audit” services provided by the independent registered public accounting firm are compatible with maintaining its independence.
Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC.
THE AUDIT COMMITTEE
Hrach Simonian, Committee Chair
Shahin Farshchi
Erin Polek
Notwithstanding any statement in any of our filings with the SEC that might be deemed to incorporate part or all of any filings with the SEC by reference, including this Proxy Statement, the foregoing Audit Committee Report is not incorporated into any such filings.

PROPOSAL 3 – APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE
OF INCORPORATION TO PROVIDE THE BOARD OF DIRECTORS WITH THE RIGHT TO DECIDE
AT ITS DISCRETION TO EFFECT A REVERSE STOCK SPLIT
Our Board of Directors has approved, subject to stockholder approval, and is recommending to our stockholders for approval, an amendment to our Certificate of Incorporation (the “Reverse Stock Split Amendment”) to effect a reverse stock split at a ratio of not less than 1-for-2 and not greater than 1-for-30 (the “Reverse Stock Split”), with the exact ratio and effective time of the Reverse Stock Split to be determined by our Board of Directors at any time within one year of the date of the 2023 Annual Meeting (the “Reverse Stock Split Proposal”). The full text of the proposed Reverse Stock Split Amendment is set forth in Annex A to this Proxy Statement.
If stockholders approve the Reverse Stock Split Proposal, our Board of Directors will cause the Reverse Stock Split Amendment to be filed with the Delaware Secretary of State and effect the Reverse Stock Split only if the Board determines that the Reverse Stock Split would be in the best interests of Aeva and its stockholders. The Reverse Stock Split could become effective as soon as the business day immediately following the 2023 Annual Meeting. Our Board of Directors also may determine in its discretion not to effect the Reverse Stock Split and not to file the Reverse Stock Split Amendment. No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split.
As of October 19, 2023, a total of 223,072,486 shares of our common stock were issued and outstanding and no shares were held in treasury. Based on such number of shares of our common stock issued and outstanding, immediately following the effectiveness of the Reverse Stock Split (and without giving any effect to the payment of cash in lieu of fractional shares), we will have, depending on the reverse stock split ratio selected by our Board of Directors, issued and outstanding shares of common stock as illustrated in the table below under the heading “—Effects of the Reverse Stock Split—Effect on Shares of Common Stock.”
The Reverse Stock Split Amendment will not result in a reduction of the total number of shares of our common stock that Aeva is authorized to issue by a corresponding ratio, and, as a result, the number of authorized shares of common stock available for issuance will increase. See “—Effects of the Reverse Stock Split—Effect on Shares of Common Stock” for the number of shares of common stock authorized but not outstanding or reserved that will remain available for issuance immediately following the effectiveness of the Reverse Stock Split.
All holders of our common stock will be affected proportionately by the Reverse Stock Split. No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, any stockholder who would have been entitled to receive a fractional share as a result of the Reverse Stock Split will receive cash payments in lieu of such fractional shares. Each common stockholder will hold the same percentage of the outstanding common stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split results in stockholders receiving cash in lieu of fractional shares. The par value of our common stock will continue to be $.0001 per share (see “—Effects of the Reverse Stock Split—Reduction in Stated Capital”).
Reasons for the Reverse Stock Split
Reverse Stock Split
Our Board has determined that it is in the best interests of Aeva and our stockholders to consider a possible combination our shares of common stock within a range of 1-for-2 to 1-for-30, as determined by our Board at a later date, in order to reduce the number of shares of common stock outstanding. Our Board may authorize the reverse split of our common stock with the primary intent of increasing the per share trading price of our common stock in order to meet the NYSE’s price criteria for continued listing on that exchange. Our common stock is publicly traded and listed on the NYSE under the symbol “AEVA.” Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in Aeva’s and our stockholders’ best interests.
On September 21, 2023, we were notified in writing by the NYSE that the average closing trading price of our common stock was below the criteria of the NYSE’s continued listing standards, as the average per share closing price of our common stock over a consecutive 30-trading-day period was less than $1.00. In the letter, the NYSE stated that we have a six-month cure period that started on September 21, 2023 to bring the price of our common stock and the 30-trading-day average closing price of our common stock above $1.00. In the letter, the NYSE further stated that in the event a $1.00 share price and a $1.00 average share price over the preceding 30 trading days are not attained at the expiration of the six-month cure period, the NYSE will commence suspension and delisting procedures. The NYSE has reserved the right to reevaluate its continued listing determinations relating to companies who are notified of non-compliance like Aeva with respect to the NYSE’s qualitative listing standards, including if our shares trade at sustained levels that are considered to be abnormally low. We promptly responded to the NYSE with respect to our intent to cure the deficiency by considering available alternatives to regain compliance.
In addition to bringing the per-share trading price of our common stock back above $1.00, we also believe that the Reverse Stock Split may make our common stock more attractive to a broader range of institutional and other investors, as we have been advised that the current per share trading price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.
Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share trading price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the per share trading price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the per share trading price of our common stock will increase following the Reverse Stock Split or that the per share trading price of our common stock will not decrease in the future.
Criteria to Be Used for Determining Whether to Implement the Reverse Stock Split
In determining whether to implement the Reverse Stock Split and which reverse stock split ratio to implement, if any, following receipt of stockholder approval of the Reverse Stock Split Proposal, the Board may consider, among other things, various factors, such as:
•	the historical trading price and trading volume of our common stock;
•	the NYSE Continued Listing Standards requirements;
•	the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market for our common stock in the short- and long-term; and
•	prevailing general market and economic conditions.
Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split
We cannot assure you that the proposed Reverse Stock Split will increase our stock price.
We expect that the Reverse Stock Split will increase the per share trading price of our common stock. However, the effect of the Reverse Stock Split on the per share trading price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share trading price of our common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of common stock following the Reverse Stock Split, and the Reverse Stock Split may not result in a per share trading price that would attract investors who do not trade in lower priced stocks. In addition, although we believe the Reverse Stock Split may enhance the marketability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the per share trading price of our common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the per share trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.
The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.
The liquidity of our common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our common stock as described above.
Potential Anti-Takeover Effect
The Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could have possible anti-takeover effects and could be used by us to oppose a hostile takeover attempt or to delay or prevent changes in our control or management (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the board of directors or contemplating a tender offer or other transaction for the combination of us with another company). These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely, or used to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders. For example, without further stockholder approval, our board of directors could (within the limits imposed by applicable law) strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor our then current Board of Directors, or the shares could be available for potential issuance pursuant to a shareholder rights plan. The additional authorized shares could be used to discourage persons from attempting to gain control of us by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board of Directors in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by our Board although perceived to be desirable by some stockholders. The issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Despite these possible anti-takeover effects, this Reverse Stock Split Proposal has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt or any effort of which we are aware to accumulate our stock or to obtain control of our company by means of a merger, tender offer, solicitation in opposition to management or otherwise (nor is our board of directors currently aware of any such attempts directed at us). Nevertheless, stockholders should be aware that approval of this proposal could facilitate future efforts by us to deter or prevent changes in our control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.
Effective Time
The effective time of the Reverse Stock Split (the “Effective Time”), if approved by stockholders and implemented by Aeva, will be the date and time set forth in the Reverse Stock Split Amendment that is filed with the Delaware Secretary of State. Such filing may take place as soon as promptly following the 2023 Annual Meeting, assuming the stockholders approve the Reverse Stock Split Amendment and, as a result, the Effective Time could occur as soon as the business day immediately following the 2023 Annual Meeting. However, the exact timing of the filing of the Reverse Stock Split Amendment will be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.
If, at any time prior to the filing of the Reverse Stock Split Amendment with the Delaware Secretary of State, notwithstanding stockholder approval, and without further action by the stockholders, the Board, in its sole discretion, determines that it is in Aeva’s best interests and the best interests of our stockholders to delay the filing of the Reverse Stock Split Amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned.
Fractional Shares
Stockholders will not receive fractional shares of common stock in connection with the Reverse Stock Split. Instead, the transfer agent will aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then-prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split. We expect that the transfer agent will conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of our common stock. After the transfer agent’s completion of such sale, stockholders who would have been entitled to a fractional share will instead receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total proceeds of that sale net of any brokerage costs incurred by the transfer agent to sell such stock.

Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is made for their fractional share interest. You should also be aware that, under the escheat laws of certain jurisdictions, sums due for fractional interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.
If you believe that you may not hold sufficient shares of Aeva’s common stock at the Effective Time to receive at least one share in the Reverse Stock Split and you want to continue to hold our common stock after the Reverse Stock Split, you may do so by either:
•	purchasing a sufficient number of shares of our common stock; or
•	if you have shares of our common stock in more than one account, consolidating your accounts;
in each case, so that you hold a number of shares of our common stock in your account prior to the Reverse Stock Split that would entitle you to receive at least one share of common stock in the Reverse Stock Split. Shares of our common stock held in registered form and shares of our common stock held in “street name” (that is, through a broker, bank or other holder of record) for the same stockholder will be considered held in separate accounts and will not be aggregated when effecting the Reverse Stock Split.
Effects of the Reverse Stock Split
General
After the effective date of the Reverse Stock Split, if implemented by the Board, each stockholder will own a reduced number of shares of common stock. The principal effect of the Reverse Stock Split will be to proportionately decrease the number of outstanding shares of our common stock based on the reverse stock split ratio selected by our Board of Directors.
Voting rights and other rights of the holders of our common stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described above. For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold 2% (assuming there is no impact as a result of the payment of cash in lieu of issuing fractional shares) of the voting power of the outstanding shares of our common stock after the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split (except to the extent any are cashed out as a result of holding fractional shares). If approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. Our Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.
Because the proposed Reverse Stock Split Amendment does not result in a reduction in the total number of shares of common stock that we are authorized to issue, the implementation of the Reverse Stock Split will have the effect of increasing the number of available authorized shares of common stock. The resulting increase in such availability in the authorized number of shares of common stock could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. Because holders of our common stock have no preemptive rights to purchase or subscribe for any unissued common stock of Aeva, the issuance of additional shares of authorized common stock that will become newly available as a result of the implementation of the Reverse Stock Split will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of our common stock.
Effect on Shares of Common Stock
The following table contains approximate information relating to our outstanding common stock based on reverse stock split ratios within the proposed range and information regarding our authorized shares assuming that the Reverse Stock Split Proposal is approved and the Reverse Stock Split is implemented, in each case based on share information as of October 19, 2023 as adjusted to give effect to the issuance of an aggregate of 36,802,299 shares of common stock on November 9, 2023 as part of the Common Stock Financing Transactions. For more information, see “Certain Relationships and Related Transactions—Common Stock Financing Transactions—Subscription Agreement.” The information below does not give effect to the potential issuance, conversion, or exercise, as applicable, of the Facility Preferred Stock (as defined below) or Sylebra Warrants (as defined below) to be issued pursuant to the Facility Agreement (as defined below). For more information, see “Certain Relationships and Related Transactions—Common Stock Financing Transactions—Facility Agreement.”
	Number of Shares of Common Stock Issued and Outstanding Prior to Reverse Stock Split	Number of Shares of Common Stock Issued and Outstanding After Reverse Stock Split	Number of Shares of Common Stock Authorized for Issuance After Reverse Stock Split	Number of Shares of Common Stock Authorized and Available for Issuance After Reverse Stock Split(1)
1-for-2 Reverse Stock Split	259,874,785	129,937,392	422,000,000	258,874,564
1-for-10 Reverse Stock Split	259,874,785	25,987,478	422,000,000	389,374,914
1-for-15 Reverse Stock Split	259,874,785	17,324,985	422,000,000	400,249,944
1-for-20 Reverse Stock Split	259,874,785	12,993,739	422,000,000	405,687,458
1-for-25 Reverse Stock Split	259,874,785	10,394,991	422,000,000	408,949,966
1-for-30 Reverse Stock Split	259,874,785	8,662,492	422,000,000	411,124,973
(1)
Based on (i) 53,916,713 shares of common stock reserved for future issuance under the Stock Plans (as defined below), inclusive of outstanding equity awards, and (ii) 12,458,880 shares of common stock reserved for future issuance upon the exercise of outstanding warrants, in each case, on a pre-Reverse Stock Split basis as of December 31, 2022.

After the effective date of the Reverse Stock Split that our Board of Directors elects to implement, our common stock would have a new Committee on Uniform Securities Identification Procedures number, or CUSIP number, used to identify our common stock.
Our common stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934, or the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of our common stock under the Exchange Act or the listing of our common stock on the NYSE. Following the Reverse Stock Split, our common stock will continue to be listed on the NYSE under the symbol “AEVA,” although it will be considered a new listing with a new CUSIP number.
No Effect on Preferred Stock Authorization
Our Certificate of Incorporation currently authorizes the issuance of 10,000,000 shares of preferred stock, $.0001 par value per share, none of which is currently issued or outstanding. The proposed Reverse Stock Split would not increase the authorized number of shares of our preferred stock.
No Effect on Par Value
The proposed Reverse Stock Split Amendment will not affect the par value of our common stock, which will remain at $.0001.
Reduction in Stated Capital
As a result of the Reverse Stock Split, upon the Effective Time, the stated capital on our balance sheet attributable to our common stock, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced in proportion to the size of the Reverse Stock Split, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.
Effect on Aeva’s Stock Plans
Under our 2016 Stock Incentive Plan, our 2021 Incentive Award Plan, and our 2022 Employee Stock Purchase Plan (collectively, our “Stock Plans”), the Compensation Committee has the power to determine the appropriate adjustment to the awards granted and shares reserved for issuance under our Stock Plans in the event of a reverse stock split. Accordingly, if the Reverse Stock Split is approved and effected, we expect that the Compensation Committee will proportionately adjust the number of shares available for issuance under the Stock Plans, as well as the number of shares subject to any outstanding award under the Stock Plans, and the exercise, grant price or purchase price relating to any such award or right under the Stock Plans to reflect the Reverse Stock Split. The Compensation Committee will also determine the treatment of fractional shares subject to stock options and other outstanding awards under the Stock Plans. In addition, pursuant to the authority provided under the Stock Plans, the Compensation Committee is expected to authorize the Company to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Stock Split, including any applicable technical, conforming changes to our Stock Plans.
Specifically, it is expected that the number of shares subject to awards under the Stock Plans will be adjusted in each case to equal the product of the number of shares subject to the applicable award immediately prior to the Reverse Stock Split multiplied by the reverse stock split ratio (rounded down to the nearest whole share), that the exercise price of any stock option will be adjusted to equal the quotient of the number of shares subject to the applicable stock option immediately prior to the Reverse Stock Split divided by the reverse stock split ratio (rounded up to the nearest whole cent), and that the stock price goal of any performance-based restricted stock units will be adjusted in each case to equal the product of the applicable price goal in effect immediately prior to the Reverse Stock Split multiplied by the reverse stock split ratio (rounded up to the nearest whole cent).
Effect on Warrants
If the Reverse Stock Split is approved and effected, our outstanding warrants to purchase shares of our common stock will be proportionately adjusted to reflect the Reverse Stock Split, including the number of shares purchasable upon exercise of such warrants and their exercise prices. Any Sylebra Warrants issued pursuant to the Facility Agreement prior to the Reverse Stock Split and the right of the Sylebra Purchasers to acquire the Sylebra Warrants pursuant to the Facility Agreement, including the number of shares purchasable upon exercise of such warrants and their exercise prices, will likewise be proportionately adjusted to reflect the Reverse Stock Split. For more information about the Sylebra Warrants, see “Certain Relationships and Related Transactions—Common Stock Financing Transactions—Facility Agreement”.
Effect on Preferred Stock
The issue price and conversion price of any shares of Facility Preferred Stock issued pursuant to the Facility Agreement will be proportionately adjusted to reflect the Reverse Stock Split. For more information about the Sylebra Warrants, see “Certain Relationships and Related Transactions—Common Stock Financing Transactions—Facility Agreement”.
Shares Held in Book-Entry and Through a Broker, Bank, or Other Holder of Record
If you hold registered shares of our common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our common stock in registered book-entry form or your cash payment in lieu of fractional shares, if applicable. If you are entitled to post-Reverse Stock Split shares of our common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our common stock you hold. In addition, if you are entitled to a payment of cash in lieu of fractional shares, a check will be mailed to you at your registered address as soon as practicable after the Effective Time. By signing and cashing this check, you will warrant that you owned the shares of our common stock for which you received a cash payment.
At the Effective Time, we intend to treat stockholders holding shares of our common stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered stockholders whose shares of our common stock are registered in their names. Brokers, banks or other holders of record will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our common stock in “street name”; however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our common stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.
Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to holders of our common stock that hold such stock as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This summary is based upon the provisions of the

Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below.
This discussion applies only to holders that are U.S. Holders (as defined below) and does not address all aspects of federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders (as defined below) whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of our common stock in connection with employment or other performance of services; or (xi) U.S. expatriates. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.
We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge. The following summary does not address any U.S. state or local or any foreign tax consequences, any estate, gift or other non-U.S. federal income tax consequences, or the Medicare tax on net investment income.
EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.
For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect to be treated as a U.S. person.
The Reverse Stock Split is intended to be treated as a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate tax basis in the shares of our common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of our common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
A U.S. Holder that receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder’s tax basis in the shares of our common stock surrendered that is allocated to such fractional share.
Such capital gain or loss should generally be long-term capital gain or loss if the U.S. Holder’s holding period for our common stock surrendered exceeded one year at the Effective Time.

No Appraisal Rights
Under the Delaware law, stockholders are not entitled to appraisal rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such right.
Required Vote
Approval of this Proposal 3 requires the affirmative vote (i.e., “FOR” votes) of the holders of a majority of the outstanding shares entitled to vote thereon at the 2023 Annual Meeting. A vote to “ABSTAIN” and a broker non-vote, will have the same effect as a vote “AGAINST” this proposal. We expect that the Reverse Stock Split Proposal will be considered a “routine” matter under NYSE rules and, as a result, if you hold shares of our common stock in street name, in the absence of instructions, your broker may vote your shares on this proposal. For more information, see “General Information about the Annual Meeting and Frequency Asked Questions—Voting Instructions and Information—What happens if I do not vote? What is the effect of broker non-votes?”
Recommendation
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT.

PROPOSAL 4 – APPROVAL OF CERTAIN SECURITY ISSUANCES FOR PURPOSES OF COMPLYING WITH NYSE RULES
Our Board is asking stockholders to consider and vote upon a proposal to approve, for the purposes of complying with NYSE Listing Rule 312.03(b)(i), the issuance of Series A Warrants (as defined below), shares of the Facility Preferred Stock (as defined below) and Pre-Funded Warrants (as defined below and, together with the Series A Warrant, the “Sylebra Warrants”), as well as the issuance of the shares of common stock issuable upon the exercise or conversion, as applicable, of the Sylebra Warrants and Facility Preferred Stock, in each case, to certain entities affiliated with Sylebra (the “Sylebra Purchasers”) and to the extent such NYSE Rule is deemed to apply to such transaction.
The Common Stock Financing Transactions
On November 8, 2023, we entered into a series of transactions with the Sylebra Purchasers and Adage Capital Management that we refer to collectively as the “Common Stock Financing Transactions”. As part of the Common Stock Financing Transactions, we entered into a Standby Equity Purchase Agreement (the “Facility Agreement”) with the Sylebra Purchasers. The Facility Agreement provides, among other things, for:
•
the right of the Company to sell to the Sylebra Purchasers up to $125.0 million in shares of its preferred stock (the “Facility Preferred Stock”), at the Company’s request until November 8, 2026, upon the satisfaction of certain conditions;

•
that, to the extent conversion of shares of the Facility Preferred Stock purchased by the Sylebra Purchasers would result in any person becoming the beneficial owner of more than 19.9% of our outstanding common stock (the “Stock Issuance Cap”), we will issue to such converting holder a pre-funded warrant (the “Pre-Funded Warrant”) to be exercisable for such number of shares of common stock as would have been issuable upon conversion of such shares of Facility Preferred Stock, but for the Stock Issuance Cap, at an exercise price of $0.0001 per share;

•	for the payment by the Company of certain fees to and expenses of the Sylebra Purchasers; and
•
for the issuance, upon receipt of stockholder approval, of Series A Warrants to purchase an aggregate of 15,000,000 shares of common stock at an exercise price of $1.00 per share (the “Series A Warrants”) to the Sylebra Purchasers.

Additional information about the Common Stock Financing Transactions, the Facility Agreement, the Facility Preferred Stock, the Pre-Funded Warrants and the Series A Warrants is set forth in the section entitled “Related Person Transaction—Common Stock Financing Transactions” in this proxy statement, which disclosure is incorporated by reference into this Proposal 4.
The Facility Preferred Stock and Pre-Funded Warrants
When and if issued, the Facility Preferred Stock will be issued at a price per share of $10,000. Holders of Facility Preferred Stock will be entitled to a quarterly dividend at the rate of 7.0% per annum payable in cash or in kind at our option. The Facility Preferred Stock will have an initial liquidation preference of 120% of the issuance price, plus accrued dividends. The Facility Preferred Stock will have no voting rights as a class or series except in such instances as required by Delaware law or certain matters enumerated in the certificate of designations related to the protection of the Facility Preferred Stock.
The Facility Preferred Stock will be convertible at the option of the holders into a number of shares of common stock equal to $10,000 divided by the then-applicable conversion price, which will be equal to the lesser of (i) the average five day closing price from the date of sale of such Facility Preferred Stock (each sale, an “Advance”), or (ii) the closing price per share of common stock on the date of each Advance subject to certain customary anti-dilution adjustments. At any time after the two year anniversary of any issuance of any series of Facility Preferred Stock, we will have the option to convert all (but not less than all) of any series of then-outstanding Facility Preferred Stock by paying a make-whole payment, in either stock or cash, equal to three years of dividends, provided that the closing price of the common stock exceeds 250% of the then-applicable conversion price for at least 20 out of 30 consecutive trading days prior to the date of conversion. To the extent, if any, a conversion would result any the holder thereof becoming the beneficial owner of more than 19.9% of our outstanding common stock, we will issue such investor a Pre-Funded Warrant. The Facility Preferred Stock will be subject to customary pre-emptive rights. The Pre-Funded Warrants, if issued, would be issued for no additional cash consideration.

The rights, preferences and privileges of the Facility Preferred Stock, when and if issued, will be set out in a certificate of designation in substantially the form attached as Annex B hereto, the full text of which, is incorporated into this Proposal 4 by reference. The Pre-Funded Warrants, when and if issued, would be issued in the form attached as Annex C hereto, the full text of which, is incorporated into this Proposal 4 by reference.
The Series A Warrants
Pursuant to the Facility Agreement, we have agreed, upon receipt of stockholder approval, to issue the Series A Warrant to the Sylebra Purchasers for no cash consideration. The Series A Warrants will be issued substantially in the form attached as Annex D hereto, the full text of which, is incorporated into this Proposal 4 by reference.
Reason for Seeking Stockholder Approval
Under NYSE Listing Rule 312.03(b)(i), a NYSE-listed company is required to obtain stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, to a director, officer or substantial security holder of the company (a “Related Party”) if the number of shares of common stock to be issued, or the number of shares of common stock into which the securities may be convertible or exercisable, exceeds 1% of the number of shares of common stock outstanding before the issuance and the transaction is not a cash sale for a price that is at least the Minimum Price (as defined by NYSE Listing Rule 312.04). The 15,000,000 shares of common stock that may be issued upon exercise of the Series A Warrants may exceed 1% of the number of shares of common stock outstanding before such issuance. In addition, while the number of shares of common stock that may be issued upon conversion or exercise, as applicable, of the Facility Preferred Stock and the Pre-Funded Warrants, if issued, cannot be determined as the date hereof, these issuances may exceed 1% of the number of shares of common stock outstanding before such issuance.
NYSE Listing Rule 312.04(e) defines a substantial stockholder as the holder of an interest of 5% or more of either the number of shares of common stock outstanding. As the Sylebra Purchasers or their affiliates currently beneficially own more than 5% of our outstanding common shares in the aggregate, the Sylebra Purchasers are considered substantial security holders under NYSE Listing Rule 312.04(e).
Stockholder approval of this Proposal 4 will constitute stockholder approval for purposes of NYSE Listing Rule 312.03(b)(i)of the issuance of the Sylebra Warrants and shares of the Facility Preferred Stock, as well as the issuance of the shares of common stock issuable upon the exercise or conversion, as applicable, of the Sylebra Warrants and Facility Preferred Stock to the extent such transactions are deemed to require stockholder approval pursuant to NYSE Listing Rule 312.03(b)(i). In the event that this Proposal 4 is not approved by our stockholders the Series A Warrants, the issuance of which is conditioned on stockholder approval, will not be issued and we will be obligated under the Facility Agreement to seek stockholder approval the Series A Warrants again in the future. In addition, in the event this Proposal 4 is not approved by our stockholders and the issuance of the Facility Preferred Stock and Pre-Funded Warrants is deemed to require stockholder approval pursuant to the aforementioned NYSE Listing Rule, our ability to sell shares of our Facility Preferred Stock to the Sylebra Purchasers pursuant to the Facility Agreement may be jeopardized.
Interests of Certain Persons
When you consider the Board’s recommendation to vote in favor of Proposal 4, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, Sylebra and the Sylebra Purchasers, as counterparties to the transactions described above, have an interest in the approval of this Proposal 4. In addition, Christopher Eberle, one of our directors, is an employee of Sylebra. Mr. Eberle was initially appointed to serve on our Board of Directors pursuant to the Sylebra Letter Agreement (as defined below) and is serving as Sylebra’s the first director appointee pursuant to the Sylebra Stockholder Agreement that was entered into in connection with the Common Stock Financing Transactions. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” in this proxy statement for information on Sylebra’s beneficial ownership of our common stock and the section entitled “Related Person Transactions” for information on Sylebra’s director nomination rights. The final terms of the Common Stock Financing Transactions were approved by our Board of Directors upon the recommendation of our Audit Committee, of which Mr. Eberle was not a member.
Potential Adverse Effects — Dilution
If our stockholders vote to approve the issuance of the Sylebra Warrants and Facility Preferred Stock, the exercise or conversion, as applicable, of the Sylebra Warrants and Facility Preferred Stock, when and if issued, into shares of common stock will not require any additional approval by our common stockholders. The issuance of such common stock will have a dilutive effect on current stockholders other than the Sylebra Purchasers in that the percentage ownership of the Company held by such other current stockholders will decline as a result of the issuance of such common stock. Issuance of such common stock will also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline. The dilutive impact of the Facility Preferred Stock and the Pre-Funded Warrants, if issued, cannot be determined as the date hereof because the number of shares into which such securities may be converted or exercised will not be known until the applicable conversion date of the Facility Preferred Stock.
Effect of Reverse Stock Split
The information set forth below does not reflect the potential approval of the Reverse Stock Split Proposal and consummation of a Reverse Stock Split. In the event the Reverse Stock Split becomes effective, any outstanding Sylebra Warrants or shares of Facility Preferred Stock, and any rights to acquire such securities pursuant to the Facility Agreement, will be proportionately adjusted to reflect the Reverse Stock Split, including, where applicable, the number of shares purchasable or issuable and applicable issue, exercise and conversion prices.
Required Vote
Approval of this Proposal 4 requires the affirmative vote (i.e., “FOR” votes) of a majority of the shares present or represented and entitled to vote thereon at our 2023 Annual Meeting. A vote to “ABSTAIN” and a broker non-vote will count as “present” for purposes of this proposal and so will have the same effect as a vote “AGAINST” this proposal.
Recommendation
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF CERTAIN SECURITIES ISSUANCES FOR THE PURPOSES OF COMPLYING WITH NYSE RULES.

EXECUTIVE OFFICERS
Our named executive officers for the fiscal year ended December 31, 2022 were:
•	Soroush Salehian Dardashti, Chief Executive Officer;
•	Mina Rezk, President and Chief Technology Officer; and
•	Saurabh Sinha, Chief Financial Officer.
Summary biography of our Chief Financial Officer is provided below. Information on Mr. Dardashti and Mr. Rezk can be found under “Proposal 1: Elect Class II Directors.” All of our executive officers serve at the discretion of our Board.
Saurabh Sinha, 45. Mr. Sinha serves as Chief Financial Officer of the Company. Mr. Sinha has served as Aeva’s Chief Financial Officer since September 2020. Prior to joining Aeva, Mr. Sinha was the Chief Accounting Officer of JUUL Labs from July 2018 to August 2020 and served as its interim Chief Financial Officer from January 2020 to May 2020. Prior to joining JUUL Labs, Mr. Sinha held various finance leadership roles, from March 2014 to June 2018, at InvenSense Inc., a motion sensors company. Mr. Sinha received his Bachelor of Commerce degree from the University of Delhi, India and his Master of Business Administration from The Wharton School of the University of Pennsylvania.

EXECUTIVE AND DIRECTOR COMPENSATION
This section describes the compensation program for our named executive officers and directors.
Compensation Discussion and Analysis
Compensation Philosophy
Our executive compensation program is designed to achieve the following objectives:
•	Attract and retain a highly talented team of executives;
•	Ensure that the interests of our executive officers are aligned with the interests of our stockholders;
•	Reward our executive officers for their performance and motivate them to achieve the Company’s strategic goals; and
•	Ensure that the total compensation paid to each of our named executive officers is fair, reasonable and competitive.
We provide our executive officers with a significant portion of their compensation through cash incentive compensation determined based upon the achievement of financial, operational and individual performance metrics as well as through equity compensation that vests on the basis of performance milestones and/or continued service.
Summary Compensation Table
The following table sets forth the total compensation awarded to, earned by and paid during the fiscal years ended December 31, 2022 and 2021 for each of our named executive officers.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	Stock Awards ($)	All other compensation ($)	Total ($)
Soroush Salehian Dardashti Chief Executive Officer	2022	550,000	495,000(1)	—	—	11,300(3)	1,056,300
	2021	450,000	1,551,000(2)	—	—	12,300(3)	2,013,300
Mina Rezk President & Chief Technology Officer	2022	550,000	495,000(1)	—	—	163,725(4)	1,208,725
	2021	500,000	2,001,000(2)	—	—	129,878(4)	2,630,878
Saurabh Sinha Chief Financial Officer	2022	450,000	263,250(1)	1,065,823		5,500(5)	1,784,573
	2021	300,000	311,000(2)	—	—	—	611,000
(1)	Represents cash bonus paid in May 2023 with respect services in 2022.
(2)
2021 bonus amounts reflect (i) discretionary bonuses paid to the named individual upon the completion of the Company’s de-SPAC transaction; (ii) a Company-wide spot bonus in the amount of $1,000 awarded in December 2021; and (iii) the 2021 annual bonus paid in May 2022, whereby the Company awarded Messrs. Dardashti, Rezk and Sinha cash bonuses of $550,000, $1,000,000, and $210,000, respectively, for services in 2021.

(3)
Amount shown for 2022 reflects a $1,050 meal allowance and a 401(k) plan matching contribution in the amount of $10,250. Amount shown for 2021 reflects a $3,600 meal allowance and a 401(k) plan matching contribution in the amount of $8,700.

(4)
Amount shown for 2022 reflects $57,175 in housing and living expense, $95,250 in Company paid airfare, $1,050 in meal allowance and $10,250 in 401(k) matching contributions. Amount shown for 2021 reflects $56,204 in housing and living expense, $40,785 in Company paid airfare, $20,598 for payments made under the Company’s patent award program, $3,600 in meal allowance and $8,700 in 401(k) matching contributions.

(5)	Amount shown reflects a $1,050 meal allowance and a 401(k) plan matching contribution in the amount of $4,500.

Outstanding Equity Awards at Fiscal Year End
The following table presents information regarding all outstanding equity awards held by each of our named executive officers on December 31, 2022.
Name	Grant Date	Option Awards(1)		Option Exercise Price ($)	Option Expiration Date	Stock Awards
		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable			Number Of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Soroush Salehian Dardashti	1/23/2020	1,322,286	491,135	0.5476	1/23/2030	—	—
	2/6/2019	1,880,461	—	0.2622	2/6/2029	—	—
Mina Rezk	1/23/2020	2,458,431	913,132	0.5476	1/23/2030	—	—
	2/6/2019	3,496,203	—	0.2622	6/2/2029	—	—
Saurabh Sinha	5/26/2022	168,437	566,563	2.92	5/26/2032	—	—
	11/18/2020(2)	—	—	—	—	540,090	734,522
(1)
Shares subject to the stock option vest in 48 equal installments on each monthly anniversary of the grant date, subject to accelerated vesting upon a termination of employment with the Company without “cause” or a resignation for “good reason” (each such term as defined in the applicable award agreement) that occurs in connection with or 12 months after the closing of a Business Combination (as defined in the applicable employment agreement).

(2)
The restricted stock unit award to Mr. Sinha became eligible to vest only in the event a certain business combination was successfully completed, which occurred in connection with the completion of the de-SPAC transaction. With respect to 864,155 of the shares subject to the restricted stock unit award, 25% of such shares vested on September 28, 2021, and the remaining 75% of such underlying shares vest in six equal semi-annual installments thereafter and with respect to 172,827 of the shares subject to the restricted stock unit award, 25% of such shares vested on March 12, 2022 and the remaining 75% of such underlying shares will vest in six equal semi-annual installments thereafter; however all of the shares subject to the restricted stock unit award will vest upon the termination of the recipient’s service to the company without cause (as defined in the 2016 Plan) or by Mr. Sinha for good reason (as defined in the recipient’s applicable employment agreement) within 12 months following a change in control.

(3)	The market value is based on the $1.36 fair market value of our common stock on December 30, 2022, the closing selling price of our common stock on such date.
Employment Agreements
We have entered into employment agreements with each of our named executive officers which provide for “at will” employment.
Each of our named executive officers is also subject to a non-competition, non-solicitation, confidentiality, and assignment agreement, which provides for a perpetual post-termination confidentiality covenant as well as non-competition and non-solicitation of customers, employees and consultants covenants that apply during employment and for one year following termination, subject to the type of termination in the case of the non-competition provision.
Chief Executive Officer Employment Agreement
On May 27, 2022, the Company entered into a new employment agreement with Mr. Dardashti (the “CEO Employment Agreement”), which amends and supersedes the terms of Mr. Dardashti’s prior offer letter dated December 15, 2016, pursuant to which Mr. Dardashti will continue to serve as our Chief Executive Officer and report to the Company’s Board of Directors. Mr. Dardashti’s duties, responsibilities and permitted activities are substantially identical to his original offer letter. The CEO Employment Agreement provides that, during the term, Mr. Dardashti will be eligible to receive (i) an annual base salary of $550,000, (ii) annual cash bonuses (as described below), and (iii) customary health and retirement benefits.
Mr. Dardashti’s initial target annual incentive compensation will be 100% of his base salary with a maximum achievement of 150% of the base salary. The actual amount of the annual incentive compensation, if any, shall be determined in the sole discretion of the Board or the Compensation Committee, subject to the terms of any applicable incentive compensation plan that may be in effect from time to time.

President and Chief Technology Officer Employment Agreement
On May 27, 2022, the Company entered into a new employment agreement with Mr. Rezk (the “CTO Employment Agreement”), which amends and supersedes the terms of Mr. Rezk’s prior offer letter dated December 15, 2016, pursuant to which Mr. Rezk will continue to serve as our President and Chief Technology Officer and report to the Chief Executive Officer. Mr. Rezk’s duties, responsibilities and permitted activities are substantially identical to his original offer letter. The CTO Employment Agreement provides that, during the term, Mr. Rezk will be eligible to receive (i) an annual base salary of $550,000, (ii) annual cash bonuses (as described below), (iii) a relocation allowance (as described below), and (iv) customary health and retirement benefits.
Mr. Rezk’s initial target annual incentive compensation will be 100% of his base salary with a maximum achievement of 150% of his base salary. The actual amount of the annual incentive compensation, if any, shall be determined in the sole discretion of the Board or the Compensation Committee, subject to the terms of any applicable incentive compensation plan that may be in effect from time to time.
To facilitate and incent Mr. Rezk’s permanent relocation to the Company’s headquarters, Mr. Rezk shall be entitled to a one-time payment of $130,000 for moving expenses and a monthly stipend of $30,000 for 36 months beginning on the date Mr. Rezk has relocated to within 60 miles of the Company’s headquarters.
Chief Financial Officer Employment Agreement
On May 27, 2022, Aeva entered into a new employment agreement with Saurabh Sinha (the “CFO Employment Agreement”), which amends and supersedes the terms of Mr. Sinha’s prior offer letter dated September 29, 2020, pursuant to which Mr. Sinha will continue to serve as our Chief Financial Officer and report to the Chief Executive Officer. Mr. Sinha’s duties, responsibilities and permitted activities are substantially identical to his original offer letter.
The CFO Employment Agreement provides that, during the term, Mr. Sinha will be eligible to receive (i) an annual base salary of $450,000, (ii) annual cash bonuses (as described below), and (iii) customary health and retirement benefits.
Mr. Sinha’s initial target annual incentive compensation will be 65% of his base salary. The actual amount of the annual incentive compensation, if any, shall be determined in the sole discretion of the Board or the Compensation Committee, subject to the terms of any applicable incentive compensation plan that may be in effect from time to time.
Severance and Change of Control Arrangement
In the event Mr. Dardashti, Rezk or Sinha’s employment is terminated by the Company without Cause (as defined in the applicable employment agreement) or by the officer for Good Reason (as defined in the applicable employment agreement) other than during the period commencing 90 days prior to and ending 12 months following a Change in Control (as defined in the applicable employment agreement), subject to execution and non-revocation of a Separation Agreement, each officer would be entitled to:
•	12 months (9 months in the case of Mr. Sinha) of the then-current base salary, payable in a lump sum in cash;
•	An amount equal to the target bonus for the then-current year, payable in a lump sum in cash;
•
Company-paid coverage under the Company’s group health plan or monthly payments necessary to cover the full premiums for continued coverage under the Company’s plan through COBRA, which payments will be grossed up for applicable taxes, for up to 12 months following the date of termination (but ceasing once equivalent employer-paid coverage is otherwise available).

In the event that Mr. Dardashti, Rezk or Sinha’s employment is terminated during the period commencing 90 days prior to and ending 12 months following a Change in Control, subject to his execution and non-revocation of a Separation Agreement, each officer would be entitled to:
•	12 months of the then-current base salary (or the officer’s base salary in effect immediately prior to the Change in Control, if higher), payable in a lump sum in cash;
•	An amount equal to the target bonus for the then-current year (or the target bonus in effect immediately prior to the Change in Control, if higher), payable in a lump sum in cash;

•	accelerated vesting of all outstanding stock options and other stock-based awards that are subject solely to time-based vesting; and
•	continued health benefits as described above.
In the case of a termination of Mr. Rezk’s employment for the reasons described above, Mr. Rezk will also be entitled to a lump sum cash payment equal to the monthly stipend multiplied by 36 minus the total amount of all monthly stipends paid by the Company to Mr. Rezk prior to his termination.
Chief Executive Officer Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”), we are providing the following information about the relationship between the annual total compensation of our median employee and the annual total compensation of our Chief Executive Officer.
For fiscal 2022, the annual total compensation for the median employee of Aeva (other than our Chief Executive Officer) was $214,100 and the annual total compensation determined as of the date of this filing of our Chief Executive Officer was $561,300. Based on this information, for fiscal year 2022, we estimate that the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of the median employee was 3 to 1.
The pay ratio described above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. SEC rules for identifying the median employee permit companies to use a wide range of methodologies, assumptions and exclusions. As a result, it may not necessarily be meaningful to compare pay ratios reported by other companies.
This information is being provided for compliance purposes. Neither the Compensation Committee nor management of the company used the foregoing pay ratio measure in making compensation decisions.
Potential Payments Upon Termination or Change of Control
Each outstanding equity award held by our named executive officers provides that such award will vest on an accelerated basis in the event the executive officer’s service relationship is terminated by the company without “cause” or in the event the executive officer resigns for “good reason” (each such term as defined in the applicable award agreement) in connection with or 12 months after a change in control.
Director Compensation
In September 2022, the Compensation Committee, comprised solely of independent directors, recommended to the Board for approval a compensation policy for non-employee directors (the “Director Compensation Policy”) after consideration of market data and based on the recommendation of its independent compensation consultant. Our Board approved the Director Compensation Policy was effective November 11, 2022. The Director Compensation Policy consists of the following:
•	a $50,000 annual cash retainer;
•	an additional $10,000 cash retainer for service on each committee; and
•	$150,000 annual RSU grant with a grant date of the annual meeting and vesting on the first anniversary of the grant date (subject to continued service) or upon a change of control.
In addition, non-employee directors are reimbursed for reasonable out-of-pocket expenses.

The following table sets forth information concerning the compensation of our non-employee directors during the year ended December 31, 2022.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Shahin Farshchi	$11,000	$150,000	$161,000
Hrach Simonian	11,000	150,000	161,000
Erin L. Polek	8,200	150,000	158,200
Christopher Eberle	8,200	150,000	158,200
Stephen Zadesky	6,800	150,000	156,800
Compensation Risk Assessment
We believe that our executive compensation program does not encourage excessive or unnecessary risk taking. As described more fully above, we structure our pay to consist of both fixed and variable compensation, particularly in connection with our pay-for-performance compensation philosophy. We believe this structure motivates our executives to produce superior short- and long-term results that are in the best interests of our Company and stockholders in order to attain our ultimate objective of increasing stockholder value, and we have established, and our Compensation Committee endorses, several controls to address and mitigate compensation related risk. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Pay versus Performance Information
In accordance with rules adopted by the SEC pursuant to Dodd-Frank, we are providing the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO named executive officers (“NEOs”) and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
Year	Summary Compensation Table Total for Soroush Salehian Dardashti[1] ($)	Compensation Actually Paid to Soroush Salehian Dardashti[1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on TSR[4] ($)	Net Income ($ Millions)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2022	1,056,300	(4,231,128)	1,496,649	(5,901,862)	9.35	(147)
2021	2,013,300	(7,334,216)	1,620,939	(10,655,305)	51.99	(102)
1.	Soroush Salehian Dardashti was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.
2021	2022
Mina Rezk	Mina Rezk
Saurabh Sinha	Saurabh Sinha
2.
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

3.
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for Soroush Salehian Dardashti ($)	Exclusion of Stock Awards and Option Awards for Soroush Salehian Dardashti ($)	Inclusion of Equity Values for Soroush Salehian Dardashti ($)	Compensation Actually Paid to Soroush Salehian Dardashti ($)
2022	1,056,300	—	(4,792,428)	(4,231,128)
2021	2,013,300	—	(9,347,516)	(7,334,216)
Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	1,496,649	(532,912)	(6,486,499)	(5,901,862)
2021	1,620,939	—	(12,276,244)	(10,655,305)
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Soroush Salehian Dardashti ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Soroush Salehian Dardashti ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Soroush Salehian Dardashti ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Soroush Salehian Dardashti ($)	Total - Inclusion of Equity Values for PEO 1 ($)
2022	—	(2,997,317)	—	(1,795,111)	(4,792,428)
2021	—	(6,575,075)	—	(2,772,441)	(9,347,516)

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non- PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non- PEO NEOs ($)
2022	134,187	(4,460,626)	104,645	(2,264,705)	(6,486,499)
2021	—	(8,977,360)	—	(3,298,884)	(12,276,244)
4.
The Company TSR assumes $100 was invested in the Company for the period starting December 31, 2020 through the end of the listed year. Historical stock performance is not necessarily indicative of future stock performance.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Company TSR
Compensation Actually Paid ($ Millions)
0
-2
-4
-6
-8
-10
-12
100.00
-7.3
51.99
-10.7
-4.2
-5.9
9.35
$120
$100
$80
$60
$40
$20
$0
Company TSR (FYE 2020 Indexed to $100)
2020
2021
2022
Fiscal Year
Soroush Salehian Dardashti Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Aeva Technologies, Inc. TSR

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the two most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ Millions)
0
-2
-4
-6
-8
-10
-12
-7.3
-10.7
-102
-4.2
-5.9
-147
2021
2022
Fiscal Year
Net Income ($ Millions)
0
-20
-40
-60
-80
-100
-120
-140
-160
Soroush Salehian Dardashti Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Aeva Technologies, Inc. Net Income

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our common stock as of October 19, 2023 by:
•	each person who is the beneficial owner of more than 5% of the outstanding shares of common stock;
•	each of the Company’s named executive officers and directors; and
•	all of the Company’s executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days. In computing the number of shares of the Company’s common stock beneficially owned by a person or entity and the percentage ownership, the Company deemed outstanding shares of its common stock subject to options, warrants, and restricted stock units held by that person or entity that are currently exercisable or exercisable, or will vest, as applicable, within 60 days of October 19, 2023. The Company did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person or entity.
Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the Company believes that the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock.
Unless otherwise noted, the address of each beneficial owner is c/o Aeva Technologies, Inc., 555 Ellis Street, Mountain View, California 94043.
We have based our calculation of the percentage of beneficial ownership on 223,072,486 shares of our common stock outstanding as of October 19, 2023. The information provided below does not give effect to the Common Stock Financing Transactions, which occurred after October 19, 2023.
Name and Address of Beneficial Owners	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
5% Stockholders:
Entities affiliated with Sylebra Capital LTD(1)	27,101,533	12.1%
Canaan Partners XI LLC(2)	18,485,196	8.3%
Entities affiliated with Lux Ventures IV, L.P.(3)	16,651,687	7.5%
The Vanguard Group(4)	11,394,956	5.1%

Directors and Named Executive Officers:
Soroush Salehian Dardashti(5)	27,866,172	12.3%
Mina Rezk(6)	52,188,212	22.7%
Saurabh Sinha(7)	761,954	*
Shahin Farshchi(8)	106,616	*
Hrach Simonian(9)	87,209	*
Stefan Sommer	—	—
Erin Polek(10)	87,209	*
Christopher Eberle(11)	87,209	*
Stephen Zadesky(12)	99,709	*
Directors and executive officers as a group (9 individuals)	81,284,290	34.6%
*	Indicates less than 1%
(1)
Solely based on information in a Form 13D/A jointly filed with the SEC on June 22, 2023 by Sylebra, Sylebra Capital Management, Daniel Patrick Gibson and Sylebra Capital LLC, indicating they had shared voting and dispositive power for 27,101,533 shares of our common stock. Sylebra and Sylebra Capital LLC are the investment sub-advisers to certain advisory clients that directly hold shares of our common stock and Sylebra Capital Management is the investment manager and parent of Sylebra. Sylebra Capital Management owns 100% of the shares of Sylebra, and Mr. Gibson owns 100% of the Class A shares of Sylebra Capital Management and 100% of the share capital of Sylebra

Capital LLC. Mr. Gibson is a founder and Chief Investment Officer of Sylebra Capital Management. The address for these beneficial owners is 20th Floor, 28 Hennessy Road, Wan Chai, Hong Kong. The amount shown does not reflect (i) 24,795,027 shares of common stock acquired by the Sylebra Purchasers from the Company on November 9, 2023 pursuant to the Subscription Agreement or (ii) any shares of common stock underlying shares of Facility Preferred Stock or the Sylebra Warrants that may be issued to the Sylebra Purchasers in the future pursuant to the Facility Agreement dated November 8, 2023. See “Certain Relationships and Related Transactions—Common Stock Financing Transactions” for more information.
(2)
Solely based on information in a Form 13D/A filed with the SEC on December 20, 2021 by Canaan Partners XI LLC and Canaan Partners XI LLC, indicating it had sole voting and dispositive power for 18,485,196 shares of our common stock.

(3)
Solely based on information in a Schedule 13D filed with the SEC on August 15, 2022 by Lux Venture Partners IV, LLC; Lux Ventures IV, L.P.; Lux Co-Invest Partners, LLC; Lux Co-Invest Opportunities, L.P., The Schedule 13D indicates that shared voting and dispositive power of 14,692,316 shares of our common stock and Lux Co-Invest Opportunities, L.P. has shared and dispositive power of 1,959,371 shares of our common stock. The Schedule 13D indicates that Peter Hebert and Josh Wolfe are the individual managing members of Lux Venture Partners IV, LLC and Lux Co-Invest Partners, LLC (the “Individual Lux Managers”). The Schedule 13D indicates that each of Lux Venture Partners IV, LLC, Lux Co-Invest Partners, LLC and the Individual Lux Managers separately disclaim beneficial ownership over the shares noted herein except to the extent of their pecuniary interest therein. The address for these entities and individuals is c/o Lux Capital Management, 920 Broadway, 11th Floor, New York, NY 10010.

(4)
Solely based on information in a Schedule 13G filed with the SEC on February 9, 2023 by The Vanguard Group indicating it beneficially owned, with shared voting power of 72,374 shares, sole dispositive power of 11,248,710 shares and shared dispositive power of 146,246 shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern PA 19355.

(5)
Interests shown consist of (a) 23,824,040 shares of our common stock held by a trust for which Mr. Salehian serves as the trustee and (b) 4,042,132 shares subject to options exercisable within 60 days of October 19, 2023.

(6)
Interests shown consist of (a) 27,333,334 shares of our common stock held by a trust for which Mr. Rezk serves as the trustee, (b) 17,800,000 shares of our common stock are held by EAD Group, LLC, of which Mr. Rezk is the sole member and (c) 7,054,878 shares subject to options exercisable within 60 days of October 19, 2023. All shares held by EAD Group, LLC have been pledged by Mr. Rezk.

(7)	Interests shown consist of (a) 409,767 shares of our common stock held directly by Mr. Sinha and (b) 352,187 shares subject to options exercisable within 60 days of October 19, 2023.
(8)
Interests shown consist of (a) 19,407 shares of our common stock held directly by Mr. Shahin and (b) 87,209 shares of our common stock underlying restricted stock units held directly by Mr. Shahin that will vest within 60 days of October 19, 2023.

(9)	Interests shown consist of 87,209 shares of our common stock underlying restricted stock units held directly by Mr. Simonian that will vest within 60 days of October 19, 2023.
(10)	Interests shown consist of 87,209 shares of our common stock underlying restricted stock units held directly by Ms. Polek that will vest within 60 days of October 19, 2023.
(11)
Interests shown consist of 87,209 shares of our common stock underlying restricted stock units held directly by Mr. Eberle that will vest within 60 days of October 19, 2023. These securities are held by Mr. Eberle for the benefit of Sylebra and/or one or more of certain of the affiliates of Sylebra. Mr. Eberle is obligated to transfer the underlying shares upon vesting and settlement of these restricted stock units or any proceeds from the sale thereof as directed by Sylebra and, therefore, Sylebra may be deemed to beneficially own these securities. Mr. Eberle is the Global Head of Semiconductor and Hardware Investments at Sylebra. Mr. Eberle disclaims beneficial ownership of the securities beneficially owned by Sylebra and its affiliated entities, including the restricted stock units discussed in this footnote (11) and those discussed in footnote (1) above.

(12)
Interests shown consist of (a) 12,500 shares of our common stock held directly by Mr. Zadesky and (b) 87,209 shares of our common stock underlying restricted stock units held directly by Mr. Zadesky that will vest within 60 days of October 19, 2023.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following is a description of the transactions and series of similar transactions, since January 1, 2022, that we were a participant or will be a participant in, which:
•	the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years; and
•
any of our directors, executive officers, holders of more than 5% of our capital stock or any member of their immediate family had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers.

Common Stock Financing Transactions
On November 8, 2023 we entered into a series of transactions with certain entities affiliated with Sylebra, a significant stockholder of the Company, as described below. We refer to these transactions collectively as the “Common Stock Financing Transactions”. The Common Stock Financing Transactions, and each agreement in connection therewith was approved by our Audit Committee, in accordance with our Related Person Transaction Policy.
Subscription Agreement
We entered into a subscription agreement (the “Subscription Agreement”) providing for the purchase of an aggregate of 24,795,027 shares of common stock by entities affiliated with Sylebra, a significant stockholder of the Company (the “Sylebra Purchasers”), at a price of $0.58 per share, or a total purchase price of approximately $14.4 million. We also entered into a substantially similar subscription agreement with Adage Capital Management, which prior to such transaction was not a significant stockholder of the Company, to purchase 12,007,272 shares of common stock for a total purchase price of approximately $7 million.
Facility Agreement and Facility Preferred Stock
We entered into a Standby Equity Purchase Agreement (the “Facility Agreement”) with the Sylebra Purchasers. Pursuant to the Facility Agreement, we have the right, but not the obligation, to sell to the Sylebra Purchasers up to $125.0 million worth of shares of our preferred stock (the “Facility Preferred Stock”), at our request until November 8, 2026, upon the satisfaction of certain conditions described below. Each sale we request under the Facility Agreement (each, an “Advance” and collectively, the “Advances”) may be for a number of shares of Facility Preferred Stock with an aggregate value of at least $25.0 million but not more than $50.0 million (except with the consent of the Sylebra Purchasers).
The rights, preferences and privileges of the Facility Preferred Stock will be set out in a certificate of designation. When and if issued, the Facility Preferred Stock will be issued at a price per share of $10,000. Holders of Facility Preferred Stock will be entitled to a quarterly dividend at the rate of 7.0% per annum payable in cash or in kind at our option. The Facility Preferred Stock will have an initial liquidation preference of 120% of the issuance price, plus accrued dividends. The Facility Preferred Stock will have no voting rights as a class or series except in such instances as required by Delaware law or certain matters enumerated in the certificate of designations related to the protection of the Facility Preferred Stock.
The Facility Preferred Stock will be convertible at the option of the holders into a number of shares of common stock equal to $10,000 divided by the then-applicable conversion price, which will be equal to the lesser of (i) the average five day closing price from the date of Advance, or (ii) the closing price per share of common stock on the date of each Advance subject to certain customary anti-dilution adjustments. At any time after the two year anniversary of any issuance of any series of Facility Preferred Stock, we will have the option to convert all (but not less than all) of any series of then-outstanding Facility Preferred Stock by paying a make-whole payment, in either stock or cash, equal to three years of dividends, provided that the closing price of the common stock exceeds 250% of the then-applicable conversion price for at least 20 out of 30 consecutive trading days prior to the date of conversion. To the extent, if any, a conversion would result any the holder thereof becoming the beneficial owner of more than 19.9% of the outstanding common stock, we will issue such investor a warrant (the “Pre-Funded Warrant”). The Facility Preferred Stock will be subject to customary pre-emptive rights.
Our right to request Advances is conditioned upon our achieving a minimum of one new passenger auto-OEM or commercial OEM program award with at least a 50,000 unit volume, the trading price of the common stock being below $3.00 at the time of the Advance request and other customary conditions. Prior to any Advance, we will assess our capital needs and other factors, including the impact of an Advance on any outstanding executive pledge arrangements.
Pursuant to the Facility Agreement, we agreed to pay Sylebra a facility fee in the amount of $2.5 million, an origination fee in the amount of $0.63 million and an administrative fee in the amount of $0.3 million and to reimburse Sylebra for its reasonable fees and expenses in connection with the Facility Agreement in an amount not to exceed $0.4 million. In addition, upon receipt of stockholder approval, we are required to issue to the Sylebra Purchasers a Series A Warrant to purchase 15,000,000 shares of common stock at an exercise price of $1.00 per share.
Registration Rights Agreement
We entered into a registration rights agreement with the Sylebra Purchasers that provides for certain customary registration rights with respect to the Facility Preferred Stock, the Series A Warrant, the Pre-Funded Warrant and the shares of common stock issued upon any future conversion thereof.
Sylebra Stockholders Agreement
We entered into a shareholder agreement (the “Sylebra Stockholders Agreement”) with Sylebra, whereby for as long as Sylebra and its affiliates beneficially own at least (i) 9.0% of our outstanding common stock (on an as converted basis), Sylebra will have the right to nominate one director, who will initially be Christopher Eberle, Global Head of Semiconductor and Hardware Investments at Sylebra, and (ii) 14.0% of our outstanding common stock (on an as converted basis), Sylebra will have the right to nominate an additional director, who shall be an automotive executive or relevant industry expert. Sylebra has waived its right to designate such additional director until the election of the Class I directors in 2025.
Letter Agreement with Sylebra
On September 27, 2022, we entered into a letter agreement (the “Sylebra Letter Agreement”) with Sylebra. Among other things, the Sylebra Letter Agreement provides that: (i) Mr. Eberle be appointed as a Class III director with a term expiring at the Company’s 2024 Annual Meeting and (ii) Sylebra and its Associates (as defined in Rule 12b-2 promulgated under the Exchange Act) will abide by certain customary standstill provisions, until such time as Sylebra owns less than 9.0% of our outstanding common stock and we request that Mr. Eberle resign from the Board of Directors (the “Restricted Period”). During the Restricted Period, no member of the Sylebra Group will, and Sylebra will cause the Representatives (as defined in the Sylebra Letter Agreement) of each member of the Sylebra Group not to, in any way, directly or indirectly without the prior consent of the Board:
(a)
with respect to Company or the Voting Securities (as defined below), (i) initiate, make participate in or encourage any “solicitation” (as such term is used in Regulation 14A (the “Proxy Rules”) promulgated under the Exchange Act) of proxies or consents with respect to the election or removal of directors or any other matter or proposal; (ii) become a “participant” (as such term is used in the Proxy Rules) in any such solicitation of proxies or consents with respect to any stockholder meeting of Company; or (iii) seek to advise, encourage or influence any Person with respect to the voting or disposition of any Voting Securities;

(b)
initiate, propose or otherwise “solicit” (as such term is used in the Proxy Rules) Company’s stockholders to approve any shareholder proposal, whether made pursuant to Rule 14a-4 or Rule 14a-8 of the Proxy Rules or otherwise, or cause or encourage any Person to initiate or submit any such shareholder proposal;

(c)
(i) seek, alone or in concert with others, election or appointment to, or representation on, the Board; (ii) nominate or propose the nomination of, or recommend the nomination of, or encourage any Person to nominate or propose the nomination of or recommend the nomination of, any candidate to the Board; or (iii) seek, alone or in concert with others, or encourage any Person to seek, the removal of any member of the Board;

(d)
other than solely with other members of the Sylebra Group with respect to Voting Securities now or subsequently owned by them, (i) form, join (whether or not in writing), encourage, influence, advise or participate in a partnership, limited partnership, syndicate or other group, including a “group” as defined pursuant to Section 13(d) of the Exchange Act, with respect to any Voting Securities; (ii) deposit any Voting Securities into a voting trust, arrangement or agreement; (iii) subject any Voting Securities to any voting trust, arrangement or agreement; and (iv) acquire, directly or indirectly, beneficial ownership of Voting Securities equal to or greater than 15.0% of the Company’s total outstanding shares of common stock.

(e)
(i) make any unsolicited offer or proposal (with or without conditions) with respect to any merger, acquisition, recapitalization, restructuring, disposition or other business combination involving any member of the Sylebra Group and Company; or (ii) solicit a third party to, on an unsolicited basis, make an offer or proposal (with or without conditions) with respect to any merger, acquisition, recapitalization, restructuring, disposition or other business combination involving Company, or publicly encourage, initiate or support any third party in making such an unsolicited offer or proposal; or

(f)
other than with any other member of the Sylebra Group, enter into any agreements, understandings or arrangements (whether written or oral) with, or advise, finance, assist or encourage, any Person in connection with any of the foregoing.

In connection with Sylebra common stock financing transactions described above, on November 6, 2023, notwithstanding the terms of the Sylebra Letter Agreement, the Board consented to the beneficial ownership or acquisition by Sylebra of Voting Securities up to 19.9% of the Company’s total outstanding shares of common stock.
For purposes of the Sylebra Letter Agreement, “Voting Securities” means the shares of common stock and any other securities of the Company entitled to vote in the election of directors, or securities convertible into, or exercisable or exchangeable for, such shares or other securities.
2021 Stockholders Agreement
On March 12, 2021, Aeva, Inc. consummated (the “Closing”) a business combination with InterPrivate Acquisition Corp. (the Company’s predecessor, which was originally incorporated in Delaware as a special purpose acquisition company (“InterPrivate”)). In connection with the Closing, InterPrivate, InterPrivate Acquisition Management LLC and certain stockholders of the Company entered into a Stockholders Agreement, dated March 12, 2021 (the “2021 Stockholders Agreement”), to provide for certain governance matters relating to the Company.
Pursuant to the terms of the 2021 Stockholders Agreement, the size of the Board of Directors was set at seven members and initially consisted of five directors, with two vacancies. The 2021 Stockholders Agreement provides Messrs. Dardashti and Rezk with the right to appoint an Audit Committee Qualified Director whom will be subject to the approval of the remaining members of the Board of Directors.
Subject to the rules of the NYSE, from and after March 12, 2021, each of Mr. Rezk and Mr. Dardashti is entitled to nominate himself to continue to serve on the Board of Directors until such time as he holds less than 5% of our outstanding common stock (or his earlier death or incapacity), and we will include such nominees in our Proxy Materials for each applicable meeting of stockholders and, subject to applicable law and the exercise of fiduciary duties, recommend to our stockholders that each such nominee be elected at such meeting. Mr. Rezk will serve as Chairman of the Board of Directors for so long as he is a director. In the event Mr. Rezk is no longer a director, then Mr. Salehian will serve as the Chairman of the Board of Directors so long as he is a director.
Advisory Agreement
Prior to his appointment on the Board, Mr. Zadesky served on the Company’s Board of Advisors. For his service on the Board of Advisors, the Company granted Mr. Zadesky an equity award of 100,000 RSUs.
Amended and Restated Registration Rights Agreement
On March 12, 2021, certain stockholders (the “Sponsor Holders”) of InterPrivate and certain stockholders of Legacy Aeva (together with the Sponsor Holders, the “Holders”) entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights and Lock-Up Agreement”). Pursuant to the terms of the Registration Rights and Lock-Up Agreement, we are obligated to file a registration statement to register the resale of certain of our securities held by the Holders. In addition, subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the Holders may demand at any time or from time to time, to sell all or any portion of their registrable securities in an underwritten offering so long as the total offering price is reasonably expected to exceed $30 million. The Registration Rights and Lock-Up Agreement also provides the Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.
Indemnification Agreements
The Company has entered into separate indemnification agreements with its directors and executive officers, in addition to the indemnification provided for in our Certificate of Incorporation and the Amended and Restated By-laws.

These agreements, among other things, will require the Company to indemnify our directors and executive officers for certain expenses, including attorneys; fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at the Company’s request. The Company believes that these charter provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.
The limitation of liability and indemnification provisions in our Certificate of Incorporation and the Amended and Restated By-laws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit the Company and its stockholders. A stockholder’s investment may decline in value to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
AND FREQUENTLY ASKED QUESTIONS
Voting Instructions and Information
How do I attend the Annual Meeting?
We will be hosting the 2023 Annual Meeting live via the internet on December 18, 2023 at 10:00 a.m. (Pacific time). You will be able to attend the 2023 Annual Meeting, vote your shares electronically and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/AEVA2023. You will be able to attend the 2023 Annual Meeting from any location with internet connectivity. You will not be able to attend the 2023 Annual Meeting in person.
Appointing a proxy in response to this solicitation will not affect your right to attend the 2023 Annual Meeting and to vote during the 2023 Annual Meeting. Please note that if you hold your common stock in “street name” (that is, through a broker, bank or other nominee), you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares of common stock voted.
Stockholders may submit questions and comments before and during the meeting. During the meeting, we will spend up to 15 minutes answering stockholder questions that comply with the meeting rules of procedure. The rules of procedure will be posted on the virtual meeting web portal. To the extent time doesn’t allow us to answer all of the appropriately submitted questions, we will answer them in writing on the investor relations page on our website at https://investors.aeva.com/overview/default.aspx, soon after the meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
The Annual Meeting webcast will begin promptly at 10:00 a.m. (Pacific time). We encourage you to access the meeting webcast prior to the start time. Online check-in will begin, and stockholders may begin submitting written questions, at 9:45 a.m. (Pacific time), and you should allow ample time for the check-in procedures.
What matters will be presented?
We are not aware of any matters to be presented at the Annual Meeting other than those described in this Proxy Statement. If any matters not described in this Proxy Statement are properly presented at the meeting, then proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned or postponed, then proxies can vote your shares at the adjournment or postponement as well.
Are all of the Company’s directors standing for election at the 2023 Annual Meeting?
No, only the Board-nominated Class II directors are standing for election at this time. Our Class III directors will stand for election at the 2024 Annual Meeting and our Class I director(s) will stand for election at the 2025 Annual Meeting.
How do stockholders participate in the virtual meeting?
To participate in the meeting, you must have the 16-digit number that is shown on your proxy card or voter instruction form. You may access the Annual Meeting by visiting www.virtualshareholdermeeting.com/AEVA2023. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log in page.
Will stockholders be able to participate in the virtual meeting on the same basis stockholders would be able to participate in an in-person annual meeting?
The virtual meeting format for the Annual Meeting will enable full and equal participation by all our stockholders from any place in the world that has internet connection at little to no cost, while protecting the health and well-being of our stockholders and other participants at the Annual Meeting.

We designed the format of the virtual meeting to ensure that stockholders who attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance shareholder access, participation and communication through online tools. We will take the following steps to ensure such an experience:
•	providing stockholders with the ability to submit appropriate questions in advance of the meeting to ensure thoughtful responses from management and the Board;
•	providing stockholders with the ability to submit appropriate questions real-time via the meeting website; and
•	answering as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting without discrimination.
What stockholders are entitled to vote?
You may vote if you owned shares of our common stock as of October 19, 2023, which is the record date for the Annual Meeting. You are entitled to one vote on each matter presented at the Annual Meeting for each share of common stock that you owned on that date. As of October 19, 2023, we had 223,072,486 shares of common stock outstanding.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered to be the stockholder of record with respect to those shares, and we have sent the Proxy Materials directly to you. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote during the live webcast of the Annual Meeting.
Beneficial Owner Stockholders. If your shares are held in a stock brokerage account or by a bank or other intermediary, you are considered to be the beneficial owner of shares held in “street name,” and Proxy Materials will be forwarded to you by your bank, broker, or intermediary (which is considered to be the stockholder of record with respect to those shares). As a beneficial owner, you have the right to direct your bank, broker, or intermediary on how to vote. Your bank, broker, or intermediary has sent you a voting instruction card for you to use in directing the bank, broker, or intermediary regarding how to vote your shares. However, since you are not the stockholder of record, you may not vote these shares during the live webcast of the Annual Meeting.
Who will tabulate the votes?
Broadridge Financial Solutions will tabulate the votes and an independent third party will serve as Inspector of Elections.
How do I vote?
If you plan to attend the Annual Meeting, you may vote and submit questions while attending the meeting via live webcast. You will need the 16-digit number included on your proxy card or voter instruction form in order to be able to enter the meeting. Shares held in your name as the stockholder of record may be voted by you, while the polls remain open, at www.virtualshareholdermeeting.com/AEVA2023 during the meeting.
If your common stock is held in your name, there are three ways for you to vote by proxy:
•	If you received a paper copy of the Proxy Materials by mail, mail the completed proxy card in the enclosed return envelope;
•	Call 1 800-690-6903; or
•	Log on to the internet at www.proxyvote.com and follow the instructions at that site. The website address for internet voting is also provided on your proxy card.
Telephone and internet proxy voting will close at 11:59 p.m. (Eastern time) on December 17, 2023 (although you may also vote live at the Annual Meeting). Proxies submitted by mail must be received prior to the meeting. Unless you indicate otherwise on your proxy card, the persons named as your proxies will vote your common stock in accordance with the recommendations of the Board.

If your common stock is held in the name of your broker, bank or other nominee, then you should receive separate instructions from the holder of your common stock describing how to vote your common stock.
Even if you plan to attend the Annual Meeting via live webcast, we recommend that you vote your common stock in advance as described above so that your vote will be counted if you later decide not to participate in the virtual Annual Meeting.
What happens if I do not vote? What is the effect of broker non-votes?
If you are a stockholder of record, then your shares will not be voted if you do not provide your proxy, unless you attend the live webcast and vote online during the Annual Meeting.
If (i) you are the beneficial owner of shares held in the name of a broker, trustee or other nominee, (ii) you do not provide that broker, trustee or other nominee with voting instructions, (iii) such person does not have discretionary authority to vote on such proposal, and (iv) you do not attend the live webcast and vote online during the Annual Meeting, then a “broker non-vote” will occur. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. We expect each of Proposal 2 (ratify the appointment of our independent registered public accounting firm for 2023) and Proposal 3 (approve an amendment to our Certificate of Incorporation to effect the Reverse Stock Split) will be considered a routine matter under NYSE rules. We expect the other proposals will not be considered routine matters under NYSE rules, and without your instructions, your broker cannot vote your shares. For Proposal 1 (election of Class II directors), broker non-votes are not considered “present,” and as such, broker non-votes will not affect the outcome of such proposal. Broker non-votes will have the same effect as votes “AGAINST” Proposal 4 (approval of certain security issuances for purposes of complying with NYSE rules).
How is a quorum determined?
Holders of a majority in voting power of the stock entitled to vote at the Annual Meeting must be present or represented by proxy to constitute a quorum for the transaction of business at the Annual Meeting. Shares that vote with respect to at least one proposal to be considered at the Annual Meeting, votes to “WITHHOLD” authority on the election of directors, and votes to “ABSTAIN,” broker votes and broker non-votes (only when accompanied by broker votes with respect to at least one matter at the meeting) are counted as present and entitled to vote for purposes of determining a meeting quorum. No business may be conducted at the Annual Meeting if a quorum is not present. Stockholders attending the Annual Meeting through the live webcast will be considered present for the purposes of determining a meeting quorum. If a quorum is not present by attendance at the Annual Meeting or represented by proxy, the stockholders present by attendance at the meeting or by proxy may adjourn the meeting, until a quorum is present. If a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.
What vote levels are required to pass an item of business?
Proposal		Vote Required	Broker Discretionary Voting Allowed
Proposal 1	Election of Class II Directors	Plurality of Votes Cast for each Director Nominee	No

Proposal 2	Ratification of Appointment of Independent Registered Public Accounting Firm	Majority of Votes Cast	Yes

Proposal 3	Approval of Reverse Stock Split Amendment to our Certificate of Incorporation to Provide the Board of Directors with Discretion to Effect a Reverse Stock Split	Majority of Votes Entitled to Vote Thereon	Yes

Proposal 4	Approval of Certain Security Issuances for Purposes of Complying with NYSE Rules	Majority of Votes Cast	No

With respect to Proposal 1, you may vote “FOR” or “WITHHOLD.” Only votes cast “FOR” will be counted in the election of directors. Votes cast to “WITHHOLD” will result in the nominees receiving fewer votes but will not count as a vote against the nominees. A maximum of two directors will be elected at the meeting and, therefore, the two individuals who receive the largest number of votes will be elected as directors. This means that the two nominees receiving the highest number of votes at the Annual Meeting will be elected, even if these votes do not constitute a majority of the votes cast.
With respect to Proposals 2, 3 and 4 you may vote “FOR,” “AGAINST” or “ABSTAIN.”
If you abstain from voting on this matter, your shares will be counted as present and entitled to vote on that matter for purposes of establishing a quorum, but will not be counted for purposes of determining the number of votes cast.
We expect each of Proposal 2 (ratify the appointment of our independent registered public accounting firm for 2023) and Proposal 3 (approve an amendment to our Certificate of Incorporation to provide the Board of Directors with discretion to effect the Reverse Stock Split) will be considered a routine matter under NYSE rules. We expect the other proposals will not be considered routine matters under NYSE rules, and without your instructions, your broker cannot vote your shares.
What are the Board’s voting recommendations?
•	FOR election of our Board-nominated slate of directors (see Proposal 1);
•
FOR the ratification of the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, to be the auditors of our annual financial statements for the fiscal year ending December 31, 2023 (see Proposal 2);

•
FOR the approval of the Reverse Stock Split Amendment to our Certificate of Incorporation to provide the Board of Directors with the right to decide at its discretion to effect the Reverse Stock Split with the exact ratio and effective time of the Reverse Stock Split, if any, to be determined by our Board of Directors at any time within one year of the date of the 2023 Annual Meeting (see Proposal 3); and

•	FOR the approval of certain security issuances for purposes of complying with New York Stock Exchange rules (see Proposal 4).
Unless you give other instructions on your proxy card, the persons named as proxies on the proxy card will vote in accordance with the recommendations of the Board.
Where can I find the voting results?
Preliminary voting results will be announced at the 2023 Annual Meeting, and final voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four business days following the Annual Meeting.
How can I revoke my proxy?
You can revoke your proxy if your common stock is held in your name by:
•	Filing written notice of revocation before our Annual Meeting with our Vice President of Legal at 555 Ellis Street, Mountain View, California 94043;
•	Signing a proxy bearing a later date and delivering it before our Annual Meeting; or
•	Attending the live webcast and voting online during the Annual Meeting.
If your common stock is held in the name of your broker, bank or other nominee, please follow the voting instructions provided by the holder of your common stock regarding how to revoke your proxy.
What are the costs of proxy solicitations?
Our Board solicits proxies on our behalf, and we will bear the expense of preparing, printing and mailing this Proxy Statement and the proxies we solicit. Proxies may be solicited by mail, telephone, personal contact and electronic means and may also be solicited by directors and officers in person, by the internet, by telephone or by facsimile transmission, without additional remuneration.

We will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward Proxy Materials to the beneficial owners of shares of our stock as of the record date and will reimburse them for the cost of forwarding the Proxy Materials in accordance with customary practice. Your cooperation in promptly voting your shares and submitting your proxy by the internet or telephone, or by completing and returning the enclosed proxy card (if you received your Proxy Materials in the mail), will help to avoid additional expense.
Where you can find our corporate governance materials?
Current copies of our Board’s Corporate Governance Guidelines, Code of Business Conduct and Ethics, and the charters for the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are published in the Governance Documents section of the investor relations page on our website at https://investors.aeva.com/governance/governance-documents/default.aspx. We are not, however, including the other information contained on or available through our website as a part of, or incorporating such information by reference into, this Proxy Statement.
Elimination of Paper and Duplicative Materials
Householding
Householding permits us to mail a single set of Proxy Materials to any household in which two or more different stockholders reside and are members of the same household or in which one stockholder has multiple accounts. If we household materials for future meetings, then only one copy of our Annual Report on Form 10-K and proxy statement will be sent to multiple stockholders who share the same address and last name, unless we have received contrary instructions from one or more of those stockholders. In addition, we have been notified that certain intermediaries (i.e., brokers, banks or other nominees) will household Proxy Materials for the Annual Meeting. If you wish to receive a separate copy of the Annual Report on Form 10-K and proxy statement or of future annual reports and proxy statements, then you may contact our investor relations department by (i) mail at Aeva Technologies, Inc., Attention: Investor Relations, 555 Ellis Street, Mountain View, California 94043, or (ii) e-mail at investors@aeva.ai. You can also contact your broker, bank or other nominee to make a similar request. If we did not household your Proxy Materials for the 2023 Annual Meeting but you would like us to do so in the future, please contact our investor relations department by mail, telephone or email as listed above.
Incorporation by Reference
The Audit Committee Report and the disclosure under the heading of “Pay versus Performance Information” contained herein shall not be deemed to be “soliciting material” or “filed” with the SEC, nor shall such information be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent specifically incorporated by reference therein. In addition, we are not including any information contained on or available through our corporate website or any other website that we may maintain as part of, or incorporating such information by reference into, this Proxy Statement.
Transfer Agent Information
Continental Stock Transfer & Trust Company (CST) is the transfer agent for the common stock of Aeva Technologies, Inc. CST can be reached at 917.262.2373 or via email at proxy@continentalstock.com. You should contact CST if you are a registered stockholder and have a question about your account or if you would like to report a change in your name or address. CST can also be contacted as follows:
Regular, Registered or Overnight Mail
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004

Annex A
CERTIFICATE OF AMENDMENT
TO THE
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF

AEVA TECHNOLOGIES, INC.
* * * * *
Aeva Technologies, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), pursuant to the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:
1. That Article IV of the Seconded Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by adding the following paragraph at the end of Article IV as a new Paragraph D of Article IV:
“D. Upon the effectiveness of the Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation adding this Section D. (the “Effective Time”), each 5 to 50 shares of the Corporation’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, par value $0.0001 per share, without any further action by the Corporation or the holder thereof, the exact ratio within the 5 to 50 range to be determined by the Board of Directors of the Corporation prior to the Effective Time and publicly announced by the Corporation, subject to the treatment of fractional share interests as described below (such combination, the “Reverse Stock Split”). No fractional shares shall be issued at the Effective Time and, in lieu thereof, the Corporation’s transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then-prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share, and after the transfer agent’s completion of such sale, stockholders shall receive a cash payment (without interest or deduction) from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale and, where shares are held in certificated form, upon the surrender of the stockholder’s Old Certificates (as defined below). Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”) shall thereafter represent that number of whole shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional share interests as described above.”
2. On [  ], the Board of Directors of the Corporation determined that each [  ](1) shares of the Corporation's Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, par value $0.001 per share. The Corporation publicly announced this ratio on [  ].
3. This amendment has been duly adopted in accordance with Section 242 of the DGCL.
4. This Certificate of Amendment shall become effective at [  ] Eastern time on [  ].
IN WITNESS WHEREOF, this Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of the Corporation on this [  ] day of [  ].

Name:
Title:
(1)	To be based on a reverse stock split ratio of between 1:5 and 1:50, as determined by the Board of Directors.
A-1

Annex B
CERTIFICATE OF DESIGNATIONS OF

SERIES [ ] CONVERTIBLE PREFERRED STOCK,

OF

AEVA TECHNOLOGIES, INC.
Pursuant to Section 151 of the Delaware General Corporation Law (as amended, supplemented or restated from time to time, the “DGCL”), AEVA TECHNOLOGIES, INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”), in accordance with the provisions of Section 103 of the DGCL, DOES HEREBY CERTIFY:
That the Second Amended and Restated Certificate of Incorporation of the Company (as amended from time to time, the “Certificate of Incorporation”), authorizes the issuance of 432,000,000 shares of capital stock, consisting of 422,000,000 shares of common stock, par value $0.0001 per share (“Common Stock”), and 10,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”);
That, pursuant to the provisions of the Certificate of Incorporation, the board of directors of the Company (the “Board”) is authorized to fix by resolution or resolutions the designations and the powers, including voting powers, if any, preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, of any series of Preferred Stock, and to fix the number of shares constituting any such series; and
That, pursuant to the authority conferred upon the Board by the Certificate of Incorporation, the Board adopted the following resolution designating a new series of Preferred Stock as “Series [ ] Convertible Preferred Stock”:
RESOLVED, that, pursuant to the authority vested in the Board in accordance with the provisions of Article IV of the Certificate of Incorporation and the provisions of Section 151 of the DGCL, a series of Preferred Stock of the Company is hereby authorized, and the number of shares to be included in such series, and the powers (including voting powers), designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions of the shares of Preferred Stock included in such series, shall be as follows:
SECTION 1. Designation and Number of Shares. The shares of such series of Preferred Stock shall be designated as “Series [ ] Convertible Preferred Stock” (the “Series [ ] Preferred Stock”). The number of authorized shares constituting the Series [ ] Preferred Stock shall be [ ]. That number from time to time may be increased or decreased by further resolution duly adopted by the Board, or any duly authorized committee thereof and by the filing of a certificate pursuant to the provisions of the DGCL stating that such increase or decrease, as applicable, has been so authorized. The Company shall not have the authority to issue fractional shares of Series [ ] Preferred Stock.
SECTION 2. Ranking. The Series [ ] Preferred Stock will rank, with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company:
(a) on a parity basis with each other class or series of Capital Stock of the Company now existing or hereafter authorized, the terms of which expressly provide that such class or series ranks on a parity basis with the Series [ ] Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Parity Stock”);
(b) junior to each other class or series of Capital Stock of the Company now existing or hereafter authorized, the terms of which expressly provide that such class or series ranks senior to the Series [ ] Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Senior Stock”); and
(c) senior to the Common Stock and each other class or series of Capital Stock of the Company (other than the Parity Stock) now existing or hereafter authorized, the terms of which do not expressly provide that such class or series ranks on a parity basis with or senior to the Series [ ] Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Junior Stock”).

SECTION 3. Definitions. As used herein with respect to Series [ ] Preferred Stock:
“Accrued Dividends” means, as of any date, with respect to any share of Series  [ ] Preferred Stock, all Dividends that have accrued on such share pursuant to Section 4(b), whether or not declared.
“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person; provided, however, (i) that the Company and its Subsidiaries shall not be deemed to be Affiliates of any Investor or any of its Affiliates, (ii) portfolio companies (as such term is customarily used among institutional investors) in which the Investor or any of its Affiliates has an investment (whether as debt or equity) shall not be deemed an Affiliate of the Investor and (iii) if any direct or indirect limited partner of a Person that is an investment fund (a “Fund”) owns a majority of the economic interest of such Fund, such direct or indirect limited partner shall not be deemed to be an “Affiliate” of such Fund without other mechanisms of exerting “control” over such Fund in addition to such limited partner’s ownership of economic interests in such Fund. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.
Any Person shall be deemed, for purposes of this Certificate of Designations, to “beneficially own”, to have “beneficial ownership” of, or to be “beneficially owning” any securities (which securities shall also be deemed “beneficially owned” by such Person) that such Person is deemed to “beneficially own” within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act; provided that any Person shall be deemed to beneficially own any securities that such Person has the right to acquire, whether or not such right is exercisable within sixty (60) days or thereafter (including assuming conversion of all Series [ ] Preferred Stock, if any, owned by such Person to Common Stock).
“Board” has the meaning set forth in the recitals above.
“Business Day” means any weekday that is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to be closed.
“Bylaws” means the Amended and Restated Bylaws of the Company, as may be amended from time to time.
“Capital Stock” means, with respect to any Person, any and all shares of, interests in, rights to purchase, warrants to purchase, options for, participations in or other equivalents of or interests in (however designated) stock issued by such Person.
“Certificate of Designations” means this Certificate of Designations relating to the Series [ ] Preferred Stock, as it may be amended from time to time.
“Certificate of Incorporation” has the meaning set forth in the recitals above.
“Change of Control” means whether in a single transaction or a series of related transactions, the merger or consolidation of the Company with or into another Person or the merger of another Person with or into the Company, or the sale, transfer or lease of all or substantially all of the assets of the Company (determined on a consolidated basis), whether in a single transaction or a series of related transactions, to another Person, or any recapitalization, reclassification or other transaction in which all or substantially all of the Common Stock is or is entitled to be exchanged for or converted into cash, securities or other property, other than (1) a merger or consolidation transaction following which holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction own directly or indirectly (in substantially the same proportion to each other as immediately prior to such transaction, other than changes in proportionality as a result of any cash/stock election provided under the terms of the definitive agreement regarding such transaction) at least a majority of the voting power of the Voting Stock of the surviving Person in such merger or consolidation transaction immediately after such transaction, and (2) a sale, transfer or lease of all or substantially all of the assets of the Company to a Subsidiary or a Person that becomes a Subsidiary of the Company.
“close of business” means 5:00 p.m. (New York City time).
“Closing Price” of the Common Stock on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price, of the shares of the Common Stock on the NYSE on such date. If the Common Stock is not traded on the NYSE on any date of determination, the Closing Price of the Common Stock on such date of determination means the closing sale price as reported in the composite transactions for the principal United States securities exchange or automated quotation system on which the Common Stock is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal United States securities exchange or automated quotation system on which the Common Stock is so listed or quoted, or if the Common Stock is not so listed or quoted on a United States securities exchange or automated quotation system, the last quoted bid price for the Common Stock in the over-the-counter market as reported by OTC Markets Group Inc. or any similar organization, or, if that bid price is not available, the market price of the Common Stock on that date as determined by an Independent Financial Advisor retained by the Company for such purpose.
“Common Securities” means (i) for any issuance of shares of Common Stock below the Stock Issuance Cap, Common Stock and (ii) for any issuance of shares of Common Stock that would exceed the Stock Issuance Cap, a Warrant exercisable for such number of shares of Common Stock by which such issuance would cause such Holder to be deemed to exceed the Stock Issuance Cap.
“Common Stock” has the meaning set forth in the recitals above.
“Common Stock Price” is $[  ].1
“Company” has the meaning set forth in the recitals above.
“Company Redemption Right” has the meaning set forth in Section 8(a)(i).
“Conversion Agent” means the Transfer Agent acting in its capacity as conversion agent for the Series [ ] Preferred Stock, and its successors and assigns.
“Conversion Date” means the date on which a Holder complies with the conversion procedures set forth in Section 7 of this Agreement.
“Conversion Notice” has the meaning set forth in Section 7(a).
“Conversion Price” shall have the meaning set forth in Section 6(a).
“Conversion Rate” means, a rate calculated by dividing the Issuance Price by the Common Stock Price, subject to adjustment as set forth herein.
“Current Market Price” per share of Common Stock, as of any date of determination, means the arithmetic average of the closing price per share of Common Stock for each of the five (5) consecutive full Trading Days ending on, and including, the Trading Day immediately preceding such day, appropriately adjusted to take into account the occurrence during such period of any event described in Section 9.
“DGCL” has the meaning set forth in the recitals above.
“Dividend Conversion Price” the lesser of (a) the average Closing Price per share of Common Stock on the NYSE for the five (5) consecutive Trading Days immediately preceding a Dividend Payment Date or (b) the last Closing Price per share of Common Stock on the NYSE on the Trading Day immediately preceding the Dividend Payment Date.
“Distributed Property” has the meaning set forth in Section 9(a)(iv).
“Distribution Transaction” means any distribution of equity securities of a Subsidiary or a business unit of the Company to holders of Common Stock, whether by means of a spin-off, split-off, redemption, reclassification, exchange, stock dividend, share distribution, rights offering or similar transaction.
“Dividend Payment Date” means the first day of each of January, April, July and October of each year; provided that if any such Dividend Payment Date is not a Business Day, then the applicable Dividend shall be payable on the next Business Day immediately following such Dividend Payment Date, without any interest.
[1]
Price to be inserted at the Advance Date and will be the lesser of (i) the average Closing Price per share of Common Stock on the NYSE for the five (5) consecutive Trading Days immediately preceding the Issuance Date, a Dividend Payment Date, a Conversion Date or a relevant calculation date, as applicable, or (ii) the last Closing Price per share of Common Stock on the NYSE on the Trading Day immediately preceding the Issuance Date, a Dividend Payment Date, a Conversion Date, or a relevant calculation date, as applicable.

“Dividend Payment Period” means in respect of any share of Series [ ] Preferred Stock the period from and including the Issuance Date of such share to, but excluding, the first Dividend Payment Date following the applicable Issuance Date and, subsequently, in each case the period from and including any Dividend Payment Date to, but excluding, the next Dividend Payment Date.
“Dividend Rate” means 7.0% per annum of the Issuance Price per share, calculated on the basis of a 360-day year consisting of twelve 30-day months.
“Dividend Record Date” has the meaning set forth in Section 4(d).
“Dividends” has the meaning set forth in Section 4(a).
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Expiration Date” the date any tender offer or exchange offer by the Company expires.
“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as reasonably determined in good faith by the Board, or an authorized committee thereof, (i) after consultation with an Independent Financial Advisor, as to any security or other property with a Fair Market Value of less than $100,000,000, or (ii) otherwise using an Independent Financial Advisor to provide a valuation opinion; provided that for any publicly traded security listed on a national securities exchange, the Current Market Price (substituting for this purpose only a reference to such security for all references to Common Stock in the definition of Current Market Price) for the applicable date shall constitute the Fair Market Value.
“Holder” means a Person in whose name the shares of the Series [ ] Preferred Stock are registered, which Person shall be treated by the Company, the Transfer Agent, the Registrar, the paying agent and the Conversion Agent as the absolute owner of the shares of Series [ ] Preferred Stock for the purpose of making payment and settling conversions and for all other purposes; provided that, to the fullest extent permitted by law, no Person that has received shares of Series [ ] Preferred Stock in violation of the Standby Equity Purchase Agreement shall be a Holder, the Transfer Agent, the Registrar, the paying agent and the Conversion Agent, in each case as applicable, shall not, unless directed otherwise by the Company, recognize any such Person as a Holder, and the Person in whose name the shares of the Series [ ] Preferred Stock were registered immediately prior to such transfer shall remain the Holder of such shares.
“Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing that does not have a material relationship with the Company.
“Investor” has the meaning set forth in the Standby Equity Purchase Agreement.
“Issuance Date” means, with respect to any share of Series [ ] Preferred Stock, the date of issuance of such share.
“Issuance Price” means the price for each share of Series [ ] Preferred Stock, which shall be $10,000.
“Junior Stock” has the meaning set forth in Section 2(b).
“Liquidation Preference” means an amount equal to 120% of the Issuance Price.
“Notice of Company Redemption” has the meaning set forth in Section 8(a)(ii).
“NYSE” means The New York Stock Exchange.
“Officer’s Certificate” means a certificate signed by the Chief Executive Officer, the Chief Financial Officer, the Secretary, or any President or Vice President of the Company.
“Optional Conversion” has the meaning set forth in Section 6(a).
“Parent Entity” means, with respect to any Person, any other Person of which such first Person is a direct or indirect wholly owned Subsidiary.
“Parity Stock” has the meaning set forth in Section 2(c).
“Permitted Transferee” has the meaning set forth in the Standby Equity Purchase Agreement.

“Person” means any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or any other entity.
“PIK Securities” means (i) Common Stock for any dividend payment in shares of Common Stock below the Stock Issuance Cap and (ii) a Warrant for any dividend payment in shares of Common Stock in excess of the Stock Issuance Cap.
“Preferred Stock” has the meaning set forth in the recitals above.
“Principal Market” means the NYSE; provided, however, that in the event shares of the Company’s Common Stock are ever listed or traded on the NYSE American, the Nasdaq Global Market, the Nasdaq Global Select Market, or the Nasdaq Capital Market, then the “Principal Market” shall mean such other market or exchange on which shares of the Company’s Common Stock are then listed or traded.
“Record Date” means, with respect to any dividend, distribution or other transaction or event in which holders of Common Stock have the right to receive any cash, securities or other property or in which Common Stock is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board or by statute, contract or otherwise).
“Redemption Date” means, with respect to each share of Series [ ] Preferred Stock, the date on which the Company makes the payment in full of the Redemption Price for each such share either to the Holder of such share or to the Transfer Agent, irrevocably, for the benefit of such Holder.
“Redemption Price” has the meaning set forth in Section 8(a)(i).
“Registrar” means the Transfer Agent acting in its capacity as registrar for the Series [ ] Preferred Stock, and its successors and assigns.
“Registration Rights Agreement” means the Registration Rights Agreement dated as of [ ], 202[ ] among the Company, the Holders (as defined therein) party thereto and the other parties thereto.
“Required Regulatory Approvals” has the meaning set forth for such term in the Standby Equity Purchase Agreement.
“Senior Stock” has the meaning set forth in Section 2(a).
“Series [ ] Preferred Stock” has the meaning set forth in Section 1.
“Shelf Registration Statement” means, at any time of determination, a registration statement of the Company filed with the Securities and Exchange Commission on Form S-3 (or any successor form) or on Form S-1 (or any successor form) for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (or any similar rule that may be adopted by the Securities and Exchange Commission) that is then effective, is available to the Holder as a selling shareholder pursuant to any registration rights agreement then in effect and to which the Company and the Holder are party, and covers the Common Stock into which the Series [ ] Preferred Stock is convertible.
“Standby Equity Purchase Agreement” means that certain Standby Equity Purchase Agreement among the Company and the Investor dated as of October [3], 2023, as it may be amended, supplemented or otherwise modified from time to time.
“Stock Issuance Cap” means a Holder may not become the beneficial owner of more than 19.9% of the Company’s outstanding Common Stock, or in a “20% issuance” at a price less than the “Minimum Price”, within the meaning of NYSE Rules 312.03 and 312.04.
“Subsidiary”, when used with respect to any Person, means any corporation, limited liability company, partnership, association, trust or other entity of which (i) securities or other ownership interests representing more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) or (ii) sufficient voting rights to elect at least a majority of the board of directors or other governing body are, as of such date, owned by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.
“Trading Day” means any day during which the Principal Market shall be open for business.

“Transfer Agent” means the Person acting as Transfer Agent, Registrar and paying agent and Conversion Agent for the Series [ ] Preferred Stock, and its successors and assigns. The Transfer Agent initially shall be [ ].
“Trigger Event” has the meaning set forth in Section 9(a)(viii).
“Warrant” means a pre-funded warrant in the form attached as Exhibit E to the Standby Equity Purchase Agreement that shall (a) expire on the fourth (4th) anniversary of its issuance, (b) be exercisable for such number of shares of Common Stock as would have been purchasable upon conversion or redemption of the Series [ ] Preferred Stock, but for the Stock Issuance Cap, and (c) be subject to the anti-dilution adjustments (in accordance with Section 9 set forth herein). No additional consideration shall be required to be paid by the holder of the warrant to effect any exercise of such warrant.
“Voting Stock” means (a) with respect to the Company, the Common Stock and any other Capital Stock of the Company having the right to vote generally in any election of directors of the Board and (b) with respect to any other Person, all Capital Stock of such Person having the right to vote generally in any election of directors of the board of directors of such Person or other similar governing body.
“VWAP” per share of Common Stock on any Trading Day means the per share volume-weighted average price as displayed under the heading Bloomberg VWAP on Bloomberg (or, if Bloomberg ceases to publish such price, any successor service reasonably chosen by the Company) page “BHG<equity>AQR” (or its equivalent successor if such page is not available) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one share of Common Stock on such Trading Day determined, using a volume-weighted average method, by an Independent Financial Advisor retained for such purpose by the Company).
SECTION 4. Dividends.
(a) Holders shall be entitled to receive dividends of the type and in the amount determined as set forth in this Section 4 (such dividends, “Dividends”).
(b) Accrual of Dividends. Dividends on each share of Series [ ] Preferred Stock (i) shall accrue on a daily basis from and including the Issuance Date of such share, whether or not declared and whether or not the Company has assets legally available to make payment thereof, at a rate equal to the Dividend Rate as further specified below and (ii) shall be payable quarterly in arrears on each Dividend Payment Date, commencing on the first Dividend Payment Date following the Issuance Date of such share. The amount of Dividends accrued with respect to any share of Series [ ] Preferred Stock for any Dividend Payment Period shall equal the sum of the daily Dividend amounts accrued in accordance with the prior sentence of this Section 4(b) with respect to such share during such Dividend Payment Period. For the avoidance of doubt, for any share of Series [ ] Preferred Stock with an Issuance Date that is not a Dividend Payment Date, the amount of Dividends payable with respect to the initial Dividend Payment Period for such share shall equal the product of (A) the daily accrual determined as specified in the prior sentence, assuming a full Dividend Payment Period in accordance with the definition of such term, and (B) the number of days from and including such Issuance Date to but excluding the next Dividend Payment Date.
(c) Payment of Dividend. With respect to any Dividend Payment Date, the Company will pay, to the extent permitted by applicable law, Dividends on each share of Series [ ] Preferred Stock in kind by the issuance of Common Securities with an aggregate value (at the time of such payment) equal to the amount of the dividend to have been paid divided by the Dividend Conversion Price (a “PIK Securities”); provided that any Dividend payments shall be aggregated per Holder and shall be made to the nearest cent (with $0.005 being rounded upward). Notwithstanding any other provision of this Certificate of Designation or the Series [ ] Preferred Stock, any dividend that is paid in the form of PIK Securities shall be considered paid or duly provided for, for all purposes of this Certificate of Designation and the Series [ ] Preferred Stock, and shall not be considered overdue. The Board may at its sole discretion elect to pay the Dividends in whole or part in cash in lieu of Common Securities.
(d) Record Date. Each Dividend shall be paid pro rata to the Holders entitled thereto. The record date for payment of Dividends on any relevant Dividend Payment Date will be the close of business on the fifteenth (15th) day of the calendar month preceding the relevant Dividend Payment Date (each, a “Dividend Record Date”), whether or not such day is a Business Day.

(e) Priority of Dividends. So long as any shares of Series [_] Preferred Stock remain outstanding, unless full Dividends on all outstanding shares of Series [_] Preferred Stock that have accrued from and including the later of (x) the Issuance Date or (y) the first day of the current Dividend Payment Period in respect of such shares of Series [ ] Preferred Stock have been declared and paid in cash or in kind, or have been or contemporaneously are declared, and a sum of cash or Common Stock sufficient for the payment of those Dividends has been, or is, set aside or issued for the benefit of the Holders for the current Dividend Payment Period, the Company may not declare any dividend on, or make any cash distributions relating to, Junior Stock or Parity Stock, or redeem, purchase, acquire (either directly or through any Subsidiary), or make a liquidation payment relating to, any Junior Stock or Parity Stock, other than:
(i) purchases, redemptions or other acquisitions of shares of Junior Stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of current or former employees, officers, directors or consultants;
(ii) purchases of Junior Stock through the use of the proceeds of a substantially contemporaneous sale of other shares of Junior Stock;
(iii) as a result of an exchange or conversion of any class or series of Parity Stock or Junior Stock for any other class or series of Parity Stock (in the case of Parity Stock) or Junior Stock (in the case of Parity Stock or Junior Stock);
(iv) purchases of fractional interests in shares of Parity Stock or Junior Stock pursuant to the conversion or exchange provisions of such Parity Stock or Junior Stock or the security being converted or exchanged;
(v) payment of any dividends in respect of Junior Stock where the dividend is in the form of the same stock or rights to purchase the same stock as that on which the dividend is being paid (subject to the restrictions set forth in Section 4(e)); or
(vi) distributions of Junior Stock or rights to purchase Junior Stock.
Notwithstanding the foregoing, for so long as any shares of Series [ ] Preferred Stock remain outstanding, if dividends are not declared and paid in full upon such shares of Series [ ] Preferred Stock and any Parity Stock, all dividends declared upon such shares of Series [ ] Preferred Stock and any Parity Stock will be declared on a proportional basis so that the amount of dividends declared per share will bear to each other the same ratio that all accrued and unpaid dividends as of the end of the most recent Dividend Payment Period per share of Series [ ] Preferred Stock and accrued and unpaid dividends as of the end of the most recent dividend period per share of any Parity Stock bear to each other.
Subject to the provisions of this Section 4, dividends may be declared by the Board, or any duly authorized committee thereof, and paid by the Company, on any Junior Stock and Parity Stock from time to time and the Holders will not be entitled to participate in those dividends (other than pursuant to adjustments otherwise provided under Section 9(a)).
(f) Conversion Following a Record Date. If the Conversion Date for any shares of Series [ ] Preferred Stock is prior to the close of business on a Dividend Record Date, the Holder of such shares will not be entitled to any dividend in respect of such Dividend Record Date, other than through the inclusion of Accrued Dividends in the Liquidation Preference as of the Conversion Date in the calculation under Section 5(a). If the Conversion Date for any shares of Series [ ] Preferred Stock is after the close of business on a Dividend Record Date but prior to the corresponding payment date for such dividend, the Holder of such shares as of such Dividend Record Date, shall be entitled to receive such dividend, notwithstanding the conversion of such shares prior to the applicable Dividend Payment Date; provided that the amount of such Dividend with respect to the then current Dividend Payment Period shall not be included for the purpose of determining the amount of Accrued Dividends or Liquidation Preference under Section 5(a), with respect to such Conversion Date.
SECTION 5. Liquidation Rights. (a) Liquidation. In the event of any Change of Control, the Holders of shares of Series [ ] Preferred Stock shall be entitled, out of assets legally available therefor, before any distribution or payment out of the assets of the Company may be made to or set aside for the holders of any Junior Stock, and subject to the rights of the holders of any Senior Stock or Parity Stock and the rights of the Company’s existing and future creditors, to receive in full a liquidating distribution in cash and in the amount per share of Series [ ] Preferred Stock equal to the sum of (i) the Liquidation Preference plus (ii) the Accrued Dividends with respect to such share of Series [ ] Preferred Stock as of the date of such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company. Holders shall not be entitled to any further payments in the event of any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company other than what is expressly provided for in this Section 5 and will have no right or claim to any of the Company’s remaining assets.
(b) Partial Payment. If in connection with any distribution described in Section 5(a), the assets of the Company or proceeds therefrom are not sufficient to pay in full the aggregate liquidating distributions required to be paid pursuant to Section 5(a) to all Holders of shares of Series [ ] Preferred Stock and the liquidating distributions payable to all holders of any Parity Stock, the amounts distributed to such Holders and to the holders of all such Parity Stock shall be paid pro rata in accordance with the respective aggregate liquidating distributions to which they would otherwise be entitled if all amounts payable thereon were paid in full.
SECTION 6. Right of the Holders to Convert.
(a) At any time prior to the occurrence of a Change of Control, each Holder shall have the right, at such Holder’s option, subject to the conversion procedures set forth in Section 7, to convert each share of such Holder’s Series [ ] Preferred Stock at such time (including following the delivery of any Notice of Company Redemption) into the number of Common Securities equal to the quotient of the Issuance Price divided by the Conversion Price (as defined below) in effect at the time of conversion (an “Optional Conversion”). The “Conversion Price” applicable to the Series [ ] Preferred Stock shall initially be equal to the Common Stock Price. Such initial Conversion Price, and the rate at which shares of Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below. The right of conversion may be exercised as to all or any portion of such Holder’s Series [ ] Preferred Stock from time to time in accordance with this Section 6; provided that, in each case, no right of conversion may be exercised by a Holder in respect of fewer than 10 shares of Series [ ] Preferred Stock (unless such conversion relates to all shares of Series [ ] Preferred Stock held by such Holder).
(b) The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of the Series [ ] Preferred Stock, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series [ ] Preferred Stock then outstanding. Any shares of Common Stock issued upon conversion of Series [ ] Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable.
SECTION 7. Mechanics of Optional Conversion.
(a) In order for a Holder to effect an Optional Conversion, such holder shall (i) provide written notice to the Transfer Agent (“Conversion Notice”) that such Holder elects to convert all or any number of such holder’s shares of Preferred Stock and, if applicable, any event on which such conversion is contingent and (ii) if such Holder’s shares are certificated, surrender the certificate or certificates for such shares of Preferred Stock at the office of the Transfer Agent. The Conversion Notice shall state such Holder’s name or the names of the nominees in which such Holder wishes the Common Securities to be issued. If required by the Company or the Transfer Agent, any certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in a form reasonably satisfactory to the Company, duly executed by the registered holder or his, her or its attorney duly authorized in writing. The close of business on the date of receipt by the Transfer Agent of the Conversion Notice and, if applicable, certificates (or lost certificate affidavit and agreement) shall be the time of conversion (the “Conversion Time”), and the Common Securities issuable upon conversion of the specified shares shall be deemed to be outstanding of record as of such date. The Company shall, as soon as practicable after the Conversion Time (i) issue and deliver to such Holder, or to his, her or its nominees, a notice of issuance for the number of Common Securities in accordance with the provisions hereof and a notice of issuance for the number (if any) of the shares of Preferred Stock represented by the surrendered certificate that were not converted into Common Stock, and (ii) pay all Accrued Dividends on the shares of Preferred Stock converted.
(b) Effect of Conversion. All shares of Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the Conversion Time, except only the right of the holders thereof to receive shares of Common Stock or a Warrant in exchange therefor and to receive payment of any Accrued Dividends.

Any shares of Preferred Stock so converted shall be retired and cancelled and may not be reissued as shares of such series, and the Company may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Preferred Stock accordingly.
(c) No Further Adjustment. Upon any such conversion, no adjustment to the Conversion Price shall be made for any declared but unpaid dividends on the Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.
SECTION 8. Redemption. (a) Redemption at the Option of the Company.
(i) At any time on or after the two (2)-year anniversary of the Issuance Date, the Company shall have the right (the “Company Redemption Right”) to redeem, in whole but not in part, the shares of Series [ ] Preferred Stock of any Holder outstanding at such time at a redemption price equal to [ ] per share2 (such price, the “Redemption Price”); provided, that (A) the Closing Price of a share of Common Stock exceeds 250% of the then-applicable Conversion Price per share for at least 20 out of 30 consecutive Trading Days prior to the Redemption Date and (B) a Shelf Registration Statement that is required to be effective pursuant to the Registration Rights Agreement on such date shall be effective on such date with respect to the applicable Holder (a “Company Redemption”). The Redemption Price shall be payable in cash or Common Securities. The number of Common Securities issuable upon such Company Redemption shall be equal to the Redemption Price divided by the Conversion Price then in effect. Notwithstanding the foregoing, the Company will not exercise the Company Redemption Right, or otherwise send a Notice of Company Redemption in respect of the redemption of, any Series [ ] Preferred Stock pursuant to this Section 8 unless the Company has sufficient funds or Common Stock legally available to fully pay the Redemption Price in respect of all shares of Series [ ] Preferred Stock called for redemption.
(ii) To exercise the Company Redemption Right pursuant to this Section 8(a), the Company shall deliver written notice thereof (a “Notice of Company Redemption”) to the Holders and the Transfer Agent at least five days prior to the Redemption Date designated therein for such redemption. The Notice of Company Redemption shall contain instructions whereby Holders will surrender to the Transfer Agent all shares of Series [ ] Preferred Stock. The Company shall deliver or cause to be delivered to each Holder that has complied with the instructions set forth in such Notice of Company Redemption, either: (A) in cash by wire transfer, or (B) Common Securities on a book-entry basis, through the facilities of The Depository Trust Company, or by mailing certificates evidencing the shares to such Holders, in an amount equal to the Redemption Price of the shares of Series [ ] Preferred Stock in respect of which such Holder has complied with such instructions in accordance herewith.
(b) Effect of Redemption. With respect to any share of Series [ ] Preferred Stock which has not been converted by a Holder prior to the Redemption Date and has been specified to be redeemed by the Company pursuant to the Company Redemption Right and which has been redeemed in accordance with the provisions of this Section 8, or for which the Company has irrevocably deposited an amount equal to the Redemption Price in respect of such share with the Transfer Agent, then (i) Dividends shall cease to accrue on such share, (ii) such share shall no longer be deemed outstanding and (iii) all rights with respect to such share shall cease and terminate.
[2]	Amount to equal Issuance Price plus three (3) years of Dividend payment

SECTION 9. Anti-Dilution Adjustments. (a) Adjustments. The Conversion Rate will be subject to adjustment, without duplication, upon the occurrence of the following events, except that the Company shall not make any adjustment to the Conversion Rate if Holders of the Series [ ] Preferred Stock participate, at the same time and upon the same terms as holders of Common Stock and solely as a result of holding shares of Series [ ] Preferred Stock, in any transaction described in this Section 9(a), without having to convert their Series [ ] Preferred Stock, as if the respective Holders held such a number of shares of Common Stock into which the number of shares of Series [ ] Preferred Stock held by such Holders are then convertible pursuant to Section 6(a) (without regard to any limitations on convertibility contained therein):
(i) The issuance of Common Stock as a dividend or distribution to all or substantially all holders of Common Stock, or a subdivision or combination of Common Stock or a reclassification of Common Stock into a greater or lesser number of shares of Common Stock, in which event the Conversion Rate shall be adjusted based on the following formula:
CR1	=	CR0 x (OS1 / OS0)

CR0	=
the Conversion Rate in effect immediately prior to the close of business on (i) the Record Date for such dividend or distribution, or (ii) the effective date of such subdivision, combination or reclassification

CR1	=
the new Conversion Rate in effect immediately after the close of business on (i) the Record Date for such dividend or distribution, or (ii) the effective date of such subdivision, combination or reclassification

OS0	=
the number of shares of Common Stock outstanding immediately prior to the close of business on (i) the Record Date for such dividend or distribution or (ii) the effective date of such subdivision, combination or reclassification

OS1	=	the number of shares of Common Stock that would be outstanding immediately after, and solely as a result of, the completion of such event
Any adjustment made pursuant to this clause (i) shall be effective immediately after the close of business on the Record Date for such dividend or distribution, or the effective date of such subdivision, combination or reclassification. If any such event is announced or declared but does not occur, the Conversion Rate shall be readjusted, effective as of the date the Board announces that such event shall not occur, to the Conversion Rate that would then be in effect if such event had not been declared.
(ii) The dividend, distribution or other issuance to all or substantially all holders of Common Stock of rights (other than rights, options or warrants distributed in connection with a stockholder rights plan (in which event the provisions of Section 9(a)(viii) shall apply)), options or warrants entitling them, for a period of not more than forty-five (45) calendar days after the date such dividend, distribution or issuance is first announced, to subscribe for or purchase shares of Common Stock, at a price per share that is less than the Current Market Price as of the Record Date for such issuance, in which event the Conversion Rate will be increased based on the following formula:
CR1	=	CR0 x [(OS0+X) / (OS0+Y)]

CR0	=	the Conversion Rate in effect immediately prior to the close of business on the Record Date for such dividend, distribution or issuance

CR1	=	the new Conversion Rate in effect immediately following the close of business on the Record Date for such dividend, distribution or issuance

OS0	=	the number of shares of Common Stock outstanding immediately prior to the close of business on the Record Date for such dividend, distribution or issuance

X	=	the total number of shares of Common Stock issuable pursuant to such rights, options or warrants

Y	=
the number of shares of Common Stock equal to the aggregate price payable to exercise such rights, options or warrants divided by the Current Market Price as of the Record Date for such dividend, distribution or issuance.

For purposes of this clause (ii), in determining whether any rights, options or warrants entitle the holders to purchase the Common Stock at a price per share that is less than the Current Market Price as of the Record Date for such dividend, distribution or issuance, there shall be taken into account any consideration the Company receives for such rights, options or warrants, and any amount payable on exercise thereof, with the value of such consideration, if other than cash, to be the Fair Market Value thereof.
Any adjustment made pursuant to this clause (ii) shall become effective immediately following the close of business on the Record Date for such dividend, distribution or issuance. In the event that such rights, options or warrants are not so issued, the Conversion Rate shall be readjusted, effective as of the date the Board publicly announces its decision not to issue such rights, options or warrants, to the Conversion Rate that would then be in effect if such dividend, distribution or issuance had not been declared. To the extent that such rights, options or warrants are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such rights, options or warrants upon the exercise of such rights, options or warrants, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the dividend, distribution or issuance of such rights, options or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered.
(iii) The Company or one or more of its Subsidiaries purchases Common Stock pursuant to a tender offer or exchange offer (other than an exchange offer that constitutes a Distribution Transaction subject to Section 9(a)(v)) by the Company or a Subsidiary of the Company for all or any portion of the Common Stock, or otherwise acquires Common Stock (except (1) in an open market purchase in compliance with Rule 10b-18 promulgated under the Exchange Act, (2) through an “accelerated share repurchase” on customary terms if the cash and value of any other consideration included in the payment per share of Common Stock validly tendered, exchanged or otherwise acquired through a Covered Repurchase exceeds the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days commencing on, and including, the Trading Day next succeeding the last day on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) or shares of Common Stock are otherwise acquired through a Covered Repurchase or (3) in connection with tax withholding upon vesting or settlement of options, restricted stock units, performance share units or other similar equity awards or upon forfeiture or cashless exercise of options or other equity awards) (a “Covered Repurchase”), in which event the Conversion Rate shall be increased based on the following formula:
CR1	=	CR0 x [(FMV + (SP1 x OS1)) / (SP1 x OS0)]

CR0	=	the Conversion Rate in effect immediately prior to the close of business on the Expiration Date

CR1	=	the new Conversion Rate in effect immediately after the close of business on the Expiration Date

FMV	=
the Fair Market Value, on the Expiration Date, of all cash and any other consideration paid or payable for all shares validly tendered or exchanged and not withdrawn, or otherwise acquired through a Covered Repurchase, as of the Expiration Date

OS0	=
the number of shares of Common Stock outstanding immediately prior to the last time tenders or exchanges may be made pursuant to such tender or exchange offer (including the shares to be purchased in such tender or exchange offer) or shares are otherwise acquired through a Covered Repurchase

OS1	=
the number of shares of Common Stock outstanding immediately after the last time tenders or exchanges may be made pursuant to such tender or exchange offer (after giving effect to the purchase of shares in such tender or exchange offer) or shares are otherwise acquired through a Covered Repurchase

SP1	=	the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days commencing on, and including, the Trading Day next succeeding the Expiration Date
Such adjustment shall become effective immediately after the close of business on the Expiration Date. If an adjustment to the Conversion Rate is required under this Section 9(a)(iii), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this Section 9(a)(iii) shall be delayed to the extent necessary in order to complete the calculations provided for in this Section 9(a)(iii).
In the event that the Company or any of its Subsidiaries is obligated to purchase Common Stock pursuant to any such tender offer, exchange offer or other commitment to acquire shares of Common Stock other than through a Covered Repurchase but is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Rate shall be readjusted to be the Conversion Rate that would have been then in effect if such tender offer, exchange offer or Covered Repurchase had not been made.
(iv) The Company shall, by dividend or otherwise, distribute to all or substantially all holders of its Common Stock (other than for cash in lieu of fractional shares), shares of any class of its Capital Stock, evidences of its indebtedness, assets, other property or securities, but excluding (A) dividends or distributions referred to in Section 9(a)(i) or Section 9(a)(ii), (B) Distribution Transactions as to which Section 9(a)(v) shall apply, (C) dividends or distributions paid exclusively in cash as to which Section 9(a)(vi) shall apply and (D) rights, options or warrants distributed in connection with a stockholder rights plan as to which Section 9(a)(viii) shall apply (any of such shares of its Capital Stock, indebtedness, assets or property that are not so excluded are hereinafter called the “Distributed Property”), then, in each such case the Conversion Rate shall be increased based on the following formula:
CR1	=	CR0 x [SP0 / (SP0 - FMV)]

CR0	=	the Conversion Rate in effect immediately prior to the close of business on the Record Date for such dividend or distribution

CR1	=	the new Conversion Rate in effect immediately after the close of business on the Record Date for such dividend or distribution

SP0	=	the Current Market Price as of the Record Date for such dividend or distribution

FMV	=
the Fair Market Value of the portion of Distributed Property distributed with respect to each outstanding share of Common Stock on the Record Date for such dividend or distribution; provided that, if FMV is equal or greater than SP0, then in lieu of the foregoing adjustment, the Company shall distribute to each holder of Series [ ] Preferred Stock on the date the applicable Distributed Property is distributed to holders of Common Stock, but without requiring such holder to convert its shares of Series [ ] Preferred Stock, in respect of each share of Series [ ] Preferred Stock held by such holder, the amount of Distributed Property such holder would have received had such holder owned a number of shares of Common Stock equal to the Conversion Rate on the Record Date for such dividend or distribution

Any adjustment made pursuant to this clause (iv) shall be effective immediately after the close of business on the Record Date for such dividend or distribution. If any such dividend or distribution is declared but does not occur, the Conversion Rate shall be readjusted, effective as of the date the Board announces that such dividend or distribution shall not occur, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(v) The Company effects a Distribution Transaction, in which case the Conversion Rate in effect immediately prior to the effective date of the Distribution Transaction shall be increased based on the following formula:
CR1	=	CR0 x [(FMV + MP0) / MP0]

CR0	=	the Conversion Rate in effect immediately prior to the close of business on the effective date of the Distribution Transaction

CR1	=	the new Conversion Rate in effect immediately after the close of business on the effective date of the Distribution Transaction

FMV	=
the product of (x) the number of shares or units of Capital Stock or equity interests distributed per share of Common Stock in the Distribution Transaction and (y) the arithmetic average of the volume-weighted average prices for a share or unit of such Capital Stock or equity interest distributed to holders of Common Stock on the principal United States securities exchange or automated quotation system on which such capital stock or other interest trades, as reported by Bloomberg (or, if Bloomberg ceases to publish such price, any successor service chosen by the Company) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one share of such capital stock or other interest on such Trading Day determined, using a volume-weighted average method, by an Independent Financial Advisor retained for such purpose by the Company), for each of the ten (10) consecutive full Trading Days commencing with, and including, the first Trading Day following the effective date of the Distribution Transaction

MP0	=
the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days commencing on, and including, the first Trading Day following the effective date of the Distribution Transaction

Such adjustment shall become effective immediately following the close of business on the effective date of the Distribution Transaction. If an adjustment to the Conversion Rate is required under this Section 9(a)(v), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this Section 9(a)(v) shall be delayed to the extent necessary in order to complete the calculations provided for in this Section 9(a)(v).
(vi) The Company makes a cash dividend or distribution to all or substantially all holders of the Common Stock, the Conversion Rate shall be increased based on the following formula:
CR1	=	CR0 x [SP0 / (SP0 – C)]

CR0	=	the Conversion Rate in effect immediately prior to the close of business on the Record Date for such dividend or distribution

CR1	=	the new Conversion Rate in effect immediately after the close of business on the Record Date for such dividend or distribution

SP0	=	the Current Market Price as of the Record Date for such dividend or distribution

C	=
the amount in cash per share of Common Stock the Company distributes to all or substantially all holders of its Common Stock; provided that, if C is equal or greater than SP0, then in lieu of the foregoing adjustment, the Company shall pay to each holder of Series [ ] Preferred Stock on the date the applicable cash dividend or distribution is made to holders of Common Stock, but without requiring such holder to convert its shares of Series [ ] Preferred Stock, in respect of each share of Series [ ] Preferred Stock held by such holder, the amount of cash such holder would have received had such holder owned a number of shares of Common Stock equal to the Conversion Rate on the Record Date for such dividend or distribution

Any adjustment made pursuant to this clause (vi) shall be effective immediately after the close of business on the Record Date for such dividend or distribution. If any dividend or distribution is declared but not paid, the Conversion Rate shall be readjusted, effective as of the date the Board announces that such dividend or distribution will not be paid, to the Conversion Rate that would then be in effect if such had dividend or distribution not been declared.
(vii) The Company issues shares of Common Stock or any other security convertible into, exercisable or exchangeable for Common Stock (such Common Stock or other security, “Equity-Linked Securities”) (other than in Excluded Issuances (as defined below) or a transaction to which Section 9(a)(i), Section 9(a)(ii), Section 9(a)(iv) or Section 9(a)(v) applies), for a consideration per share of Common Stock (or conversion, exercise or exchange price per share of Common Stock) less than the then-applicable Conversion Price on the date the Company fixes the offering price (or conversion, exercise or exchange price) of Equity-Linked Securities, the Conversion Rate shall be increased based on the following formula:
CR1	=	CR0 x [(OS0 + A) / (OS0 + B)]

CR0	=	the Conversion Rate in effect immediately prior to the issuance of such Equity-Linked Securities

CR1	=	the new Conversion Rate in effect immediately after the issuance of such Equity-Linked Securities

OS0	=
the number of shares of Common Stock outstanding immediately prior to the issuance of such Equity-Linked Securities (treating for this purpose as outstanding all shares of Common Stock issuable upon (i) conversion of all convertible securities of the Company and (ii) exercise or vesting of any equity awards of the Company, including options and restricted stock units (using the treasury stock method as determined by the Company))

A	=	the maximum number of additional shares of Common Stock issued (or into which Equity-Linked Securities may be converted)

B	=
the number of shares of Common Stock (or into which such Equity-Linked Securities may be converted) that would have been issued assuming such additional shares of Common Stock had been issued or deemed issued at a price per share of Common Stock equal to the Conversion Price (such amount determined by dividing the aggregate consideration receivable by the Company for the total number of shares of Common Stock to be issued (or into which such Equity-Linked Securities may be converted) by the Conversion Price immediately prior to the execution of the definitive agreement on pricing such shares (or such Equity-Linked Securities))

For purposes of this Section 9(a)(vii), the aggregate consideration receivable by the Company in connection with the issuance of such shares of Common Stock or Equity-Linked Securities shall be deemed to be equal to the sum of (x) the purchase price payable solely in cash of all such securities plus (y) the minimum aggregate amount, if any, payable upon conversion, exercise or exchange of any such Equity-Linked Securities into or for shares of Common Stock plus (z) the Fair Market Value of any consideration that consists all or in part of property other than cash; and “Excluded Issuances” means issuances of Common Stock or Equity-Linked Securities (i) as consideration for an acquisition of businesses and/or related assets, (ii) pursuant to employee benefit plans and compensation related arrangements approved by the Board, (iii) pursuant to any issuance, exercise or conversion of securities or rights issued pursuant to a distribution in which shares of the Series [ ] Preferred Stock participate or in connection with a stockholder rights plan, or (iv) in connection with the conversion, exercise or exchange of any Equity-Linked Security pursuant to its terms. Any adjustment made pursuant to this Section 9(a)(vii) shall become effective immediately upon the date of such issuance of such Common Stock or Equity-Linked Securities, as applicable.
Upon the expiration or termination of any unconverted, unexercised or unexchanged Equity-Linked Security which resulted in an adjustment to the Conversion Rate pursuant to this Section 9(a)(vii), the Conversion Rate shall be adjusted to such Conversion Rate that would be in effect if such Equity-Linked Security had never been issued.
(viii) If the Company has a stockholder rights plan in effect with respect to the Common Stock on any Conversion Date, upon conversion of any shares of the Series [ ] Preferred Stock, Holders of such shares will receive, in addition to the applicable number of shares of Common Stock, the rights under such rights plan relating to such Common Stock, unless, prior to such Conversion Date, the rights have (i) become exercisable or (ii) separated from the shares of Common Stock (the first of such events to occur, a “Trigger Event”), in which case, the Conversion Rate will be adjusted, effective automatically at the time of such Trigger Event, as if the Company had made a distribution of such rights to all holders of Common Stock as described in Section 9(a)(ii) (without giving effect to the forty-five (45) calendar day limit on exercisability of rights, options or warrants ordinarily subject to such Section 9(a)(ii)), subject to appropriate readjustment in the event of the expiration, termination or redemption of such rights prior to the exercise, deemed exercise or exchange thereof. Notwithstanding the foregoing, to the extent any such stockholder rights are exchanged by the Company for shares of Common Stock or other property or securities, the Conversion Rate shall be appropriately readjusted as if such stockholder rights had not been issued, but the Company had instead issued such shares of Common Stock or other property or securities as a dividend or distribution of shares of Common Stock pursuant to Section 9(a)(i) or Section 9(a)(iv), as applicable.
To the extent that such rights are not exercised prior to their expiration, termination or redemption, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the occurrence of the Trigger Event been made on the basis of the issuance of, and the receipt of the exercise price with respect to, only the number of shares of Common Stock actually issued pursuant to such rights.
Notwithstanding anything to the contrary in this Section 9(a)(viii), no adjustment shall be required to be made to the Conversion Rate with respect to any Holder which is, or is an “affiliate” or “associate” of, an “acquiring person” under such stockholder rights plan or with respect to any direct or indirect transferee of such Holder who receives Series [ ] Preferred Stock in such transfer after the time such Holder becomes, or its affiliate or associate becomes, such an “acquiring person”.
(b) Calculation of Adjustments. All adjustments to the Conversion Rate shall be calculated by the Company to the nearest 1/10,000th of one share of Common Stock (or if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share). No adjustment to the Conversion Rate will be required unless such adjustment would require an increase or decrease of at least one percent of the Conversion Rate; provided, however, that any such adjustment that is not required to be made will be carried forward and taken into account in any subsequent adjustment; provided, further that any such adjustment of less than one percent that has not been made will be made upon any Conversion Date or redemption or repurchase date.
(c) When No Adjustment Required. (i) Except as otherwise provided in this Section 9, the Conversion Rate will not be adjusted for the issuance of Common Stock or any securities convertible into or exchangeable for Common Stock or carrying the right to purchase any of the foregoing, or for the repurchase of Common Stock.
(ii) Except as otherwise provided in this Section 9, the Conversion Rate will not be adjusted as a result of the issuance of, the distribution of separate certificates representing, the exercise or redemption of, or the termination or invalidation of, rights pursuant to any stockholder rights plans.
(iii) No adjustment to the Conversion Rate will be made:
(A) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in Common Stock under any plan in which purchases are made at market prices on the date or dates of purchase, without discount, and whether or not the Company bears the ordinary costs of administration and operation of the plan, including brokerage commissions;
(B) upon the issuance of any shares of Common Stock or options or rights to purchase such shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of its Subsidiaries or of any employee agreements or arrangements or programs;
(C) except as expressly provided in Section 9, upon the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security, including the Series [ ] Preferred Stock;
(D) for a change in the par value of the Common Stock;
(E) pursuant to any merger, joint venture, partnership, share exchange, business combination or similar transaction or any other direct or indirect acquisition by the Company with parties that are not Affiliates, whereby the Common Stock comprises, in whole or in part, the consideration paid by the Company in such transaction, provided such transaction was (1) approved by the holders of the Voting Stock or (2) approved by the Board; or
(F) upon the issuance of any shares of Common Stock or warrants to acquire only shares of Common Stock issued to non-Affiliate banks, equipment lessors or other lending institutions, or to non-Affiliate real property lessors, in each case, in connection with a debt financing, equipment leasing or real property leasing transaction, provided such transaction was approved by the Board.
(d) Successive Adjustments. After an adjustment to the Conversion Rate under this Section 9, any subsequent event requiring an adjustment under this Section 9 shall cause an adjustment to each such Conversion Rate as so adjusted.
(e) Multiple Adjustments. For the avoidance of doubt, if an event occurs that would trigger an adjustment to the Conversion Rate pursuant to this Section 9 under more than one subsection hereof, such event, to the extent fully taken into account in a single adjustment, shall not result in multiple adjustments hereunder; provided, however, that if more than one subsection of this Section 9 is applicable to a single event, the subsection shall be applied that produces the largest adjustment.
(f) Notice of Adjustments. Whenever the Conversion Rate is adjusted as provided under this Section 9, the Company shall as soon as reasonably practicable following the occurrence of an event that requires such adjustment (or if the Company is not aware of such occurrence, as soon as reasonably practicable after becoming so aware):
(i) compute the adjusted applicable Conversion Rate in accordance with this Section 9 and prepare and transmit to the Conversion Agent an Officer’s Certificate setting forth the applicable Conversion Rate, the method of calculation thereof, and the facts requiring such adjustment and upon which such adjustment is based; and
(ii) provide a written notice to the Holders of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the applicable Conversion Rate was determined and setting forth the adjusted applicable Conversion Rate.
(g) Conversion Agent. The Conversion Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require any adjustment of the Conversion Rate or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Conversion Agent shall be fully authorized and protected in relying on any Officer’s Certificate delivered pursuant to this Section 9(g) and any adjustment contained therein and the Conversion Agent shall not be deemed to have knowledge of any adjustment unless and until it has received such certificate. The Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, that may at the time be issued or delivered with respect to any Series [ ] Preferred Stock and the Conversion Agent makes no representation with respect thereto. The Conversion Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock pursuant to the conversion of Series [ ] Preferred Stock or to comply with any of the duties, responsibilities or covenants of the Company contained in this Section 9.
(h) Fractional Shares. No fractional shares of Common Stock will be delivered to the Holders upon conversion. In lieu of fractional shares otherwise issuable, the Holders will be entitled to receive, at the Company’s sole discretion, an amount in cash equal to the fraction of a share of Common Stock multiplied by the Closing Price of the Common Stock on the Trading Day immediately preceding the applicable Conversion Date. In order to determine whether the number of shares of Common Stock to be delivered to a Holder upon the conversion of such Holder’s shares of Series [ ] Preferred Stock will include a fractional share, such determination shall be based on the aggregate number of shares of Series [ ] Preferred Stock of such Holder that are being converted and/or issued on any single Conversion Date.
SECTION 10. Reserved.
SECTION 11. Voting Rights.
(a) General. The Holders have no voting rights except as expressly set forth herein or as otherwise provided by the DGCL. The Holders of shares of Series [ ] Preferred Stock shall be entitled to vote with the other holders of Preferred Stock, voting together as a single class, with respect to (i) changes to the legal or tax form of the Company, (ii) changes to the authorized number of shares of Preferred Stock or any series of Preferred Stock, (iii) the issuance of additional Preferred Stock other than in connection with the Standby Equity Purchase Agreement on the Issuance Date, (iv) amendments to the Company’s Certificate of Incorporation or Bylaws which may alter or change the privileges, preferences or rights of the Preferred Stock, or the qualifications, limitations or restrictions thereof, or change the authorized number of shares of the Preferred Stock or any series thereof below the amount issued and outstanding, or (v) the incurrence of any indebtedness or the provision of any guaranty by the Company that is junior to the most senior indebtedness of the Company in right of payment or lien priority, the incurrence of any indebtedness by any Subsidiary and the provision of any guaranty or the imposition of any lien on any assets or equity securities of the Company or any Subsidiary. On such matters on which the Holders are entitled to vote, each Holder shall be entitled to the number of votes, equal to the number of shares of Series [ ] Preferred Stock held by such Holder. The Holders shall be entitled to notice of any meeting of holders of Preferred Stock in accordance with the Certificate of Incorporation and Bylaws of the Company.
(b) Each Holder of Series [ ] Preferred Stock will have one (1) vote per share on any matter on which Holders of Series [ ] Preferred Stock are entitled to vote as a single class, whether at a meeting or by written consent.
SECTION 12. Preemptive Rights. Each of the Holders of Series [ ] Preferred Stock shall have preemptive rights to purchase issuances of securities offered by the Company on a pro-rata basis among all series of Preferred Stock up to an amount equal to such Holder’s beneficial ownership interest in the Common Stock of the Company and without regard to the Stock Issuance Cap for purposes of calculating shares issuable pursuant to the preemptive rights. However, in the event of a Holder’s exercise of its preemptive rights, where such Holder’s ownership of Common Stock exceeds the Stock Issuance Cap, the Company shall issue to the relevant Holder a Warrant exercisable for Common Stock at such time that the Holder’s ownership of Common Stock is below the Stock Issuance Cap.
SECTION 13. Term. Except as expressly provided in this Certificate of Designations, the shares of Series [ ] Preferred Stock shall be perpetual.
SECTION 14. Creation of Capital Stock. The Board, or any duly authorized committee thereof, without the vote of the Holders, may authorize and issue additional shares of Capital Stock of the Company.
SECTION 15. No Sinking Fund. Shares of Series [ ] Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.
SECTION 16. Transfer Agent, Conversion Agent, Registrar and Paying Agent. The duly appointed Transfer Agent, Conversion Agent, Registrar and paying agent for the Series [ ] Preferred Stock shall be [ ]. The Company may, in its sole discretion, appoint any other Person to serve as Transfer Agent, Conversion Agent, Registrar or paying agent for the Series [ ] Preferred Stock and thereafter may remove or replace such other Person at any time. Upon any such appointment or removal, the Company shall send notice thereof to the Holders.
SECTION 17. Replacement Certificates. (a) Mutilated, Destroyed, Stolen and Lost Certificates. If physical certificates evidencing the Series [ ] Preferred Stock are issued, the Company shall replace any mutilated certificate at the Holder’s expense upon surrender of that certificate to the Transfer Agent. The Company shall replace certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Company and the Transfer Agent of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Transfer Agent and the Company. Any such replacement shall be done in accordance with the Bylaws of the Company.
(b) Certificates Following Conversion. If physical certificates representing the Series [ ] Preferred Stock are issued, the Company shall not be required to issue replacement certificates representing shares of Series [ ] Preferred Stock on or after the Conversion Date applicable to such shares (except if any certificate for shares of Series [ ] Preferred Stock shall be surrendered for partial conversion, the Company shall, at its expense, execute and deliver to or upon the written order of the Holder of the certificate so surrendered a new certificate for the shares of Series [ ] Preferred Stock not converted). In place of the delivery of a replacement certificate following the applicable Conversion Date, the Transfer Agent, upon receipt of the satisfactory evidence and indemnity described in clause (a) above, shall deliver the shares of Common Stock issuable upon conversion of such shares of Series [ ] Preferred Stock formerly evidenced by the physical certificate.
SECTION 18. Taxes. (a) Transfer Taxes. The Company shall pay any and all stock transfer, documentary, stamp and similar taxes that may be payable in respect of any issuance or delivery of shares of Series [ ] Preferred Stock or shares of Common Stock or other securities issued on account of Series [ ] Preferred Stock pursuant hereto or certificates representing such shares or securities. However, in the case of conversion of Series [ ] Preferred Stock, the Company shall not be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Common Stock or other securities to a beneficial owner other than the beneficial owner of the Series [ ] Preferred Stock immediately prior to such conversion, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid or is not payable.
(b) Withholding. All payments and distributions (or deemed distributions) on the shares of Series [ ] Preferred Stock (and on the shares of Common Stock received upon their conversion) shall be subject to withholding and backup withholding of taxes to the extent required by law, subject to applicable exemptions, and amounts withheld, if any, shall be treated as received by the Holders.
(c) Ownership Restriction. The Series [ ] Preferred Stock may only be held by, and may only be transferred to, a Holder that delivers to the Company (i) an IRS Form W-9, (ii) an IRS Form W-8BEN-E certifying its status as a “withholding foreign partnership,” (iii) an IRS Form W-8BEN-E or W-8EXP certifying entitlement to a complete exemption from dividend withholding tax under an applicable income tax treaty for which the Holder qualifies for benefits or under Section 892 of the Code. Any purported Transfer to a Person not described in the immediately preceding sentence shall be void ab initio.
SECTION 19. Notices. All notices referred to herein shall be in writing and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three (3) Business Days after the mailing thereof if sent by registered or certified mail with postage prepaid, or by private courier service addressed: (i) if to the Company, to its office at Aeva Technologies, Inc., 555 Ellis Street, Mountain View, CA 94043 (Attention: Soroush Salehian) (with a copy to (which shall not constitute notice or delivery of process) Simpson Thacher & Bartlett LLP, 2475 Hanover Street, Palo Alto, CA 94304 (Attention: Heidi E. Mayon)), (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Company (which may include the records of the Transfer Agent) or (iii) to such other address as the Company or any such Holder, as the case may be, shall have designated by notice similarly given.
SECTION 20. Facts Ascertainable. When the terms of this Certificate of Designations refers to a specific agreement or other document to determine the meaning or operation of a provision hereof, the Secretary of the Company shall maintain a copy of such agreement or document at the principal executive offices of the Company and a copy thereof shall be provided free of charge to any Holder who makes a request therefor. The Secretary of the Company shall also maintain a written record of the Issuance Date, the number of shares of Series [ ] Preferred Stock issued to a Holder and the date of each such issuance, and shall furnish such written record free of charge to any Holder who makes a request therefor.
SECTION 21. Waiver. Except as otherwise set forth in this Certificate of Designations, notwithstanding any provision in this Certificate of Designations to the contrary, any provision contained herein and any right of the Holders of Series [ ] Preferred Stock granted hereunder may be waived as to all shares of Series [ ] Preferred Stock (and the Holders thereof) upon the vote or written consent of the Holders of a majority of the shares of Series [ ] Preferred Stock then outstanding.
SECTION 22. Severability. If any term of the Series [ ] Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other terms set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term herein set forth will be deemed dependent upon any other such term unless so expressed herein.
[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be executed this [ ]th day of [ ], 20[  ].
AEVA TECHNOLOGIES, INC.

By:
Name:
Title:

Annex C
NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT UNDER ANY CIRCUMSTANCES BE OFFERED, TRANSFERRED SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE FEDERAL, STATE AND FOREIGN SECURITIES LAWS.
PRE-FUNDED WARRANT
AEVA TECHNOLOGIES, INC.
Warrant	Initial Exercise Date: [ ], 202[ ]
Shares:
This PRE-FUNDED WARRANT (this “Pre-Funded Warrant”) certifies that, for value received,       or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after [ ], 202[ ] (the “Initial Exercise Date”), and on or prior to 5:00 p.m. (New York City time) on [ ], 20[ ]1 (the “Termination Date”), but not thereafter, to subscribe for and purchase from AEVA TECHNOLOGIES, INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”), up to      2 shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock (as defined below). The purchase price of one share of Common Stock under this Pre-Funded Warrant shall be equal to the Exercise Price, as defined in Section 2(b). This Pre-Funded Warrant is issued pursuant to the terms under certain standby equity purchase agreement (the “Purchase Agreement”), effective on November 8, 2023, and entered into between the Company and the Holder.
Section 1  Definitions. In addition to the terms defined elsewhere in this Pre-Funded Warrant, for all purposes of this Pre-Funded Warrant, the following terms have the meanings set forth in this Section 1.
“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Subscription Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.
“Black Scholes Value” means the value of this Pre-Funded Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the greater of (i) the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (ii) the highest VWAP during the period beginning on the Trading Day immediately
[1]	Note: To expire on the 7 year anniversary from the issue date of the Pre-Funded Warrant
[2]	Note: Each Pre-Funded Warrant will be exercisable for such number of shares of Common Stock as would have been purchasable upon conversion of the Preferred Stock.

preceding the announcement of the applicable Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier) and ending on the Trading Day of the Holder’s request pursuant to Section 3(d) and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date, and (E) a zero cost of borrow. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds (or such other consideration) within the later of (i) five business days of the Holder’s election and (ii) the date of consummation of the Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Pre-Funded Warrant in accordance with Section 3(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Pre-Funded Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Pre-Funded Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Pre-Funded Warrant (without regard to any limitations on the exercise of this Pre-Funded Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Pre-Funded Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Pre-Funded Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Pre-Funded Warrant with the same effect as if such Successor Entity had been named as the Company herein.
“Business Day” and “business day” mean a day other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.
“Common Stock” means the Company’s common stock, par value $0.001 per share.
“Common Stock Equivalents” means any securities of the Company that would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.
“Trading Day” means a day on which the principal Trading Market is open for trading.
“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).
“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Subscription Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.
“Warrant Agent” shall be any duly appointed agent selected by the Company. The Warrant Agent shall initially be the Company.

Section 2 Exercise.
(a) Exercise of Pre-Funded Warrant.
(i) Exercise by Holder. Exercise of the rights represented by this Pre-Funded Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (with a copy to the Warrant Agent) of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required.
(ii) Exercise Procedures. Notwithstanding anything herein to the contrary, subject to Section 2(d)(ii), the Holder shall not be required to physically surrender this Pre-Funded Warrant to the Company until the Holder has exercised all of the Warrant Shares available hereunder and this Pre-Funded Warrant has been exercised in full, in which case, the Holder shall surrender this Pre-Funded Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company (with a copy to the Warrant Agent). Partial exercises of this Pre-Funded Warrant resulting in exercises of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares exercisable hereunder in an amount equal to the applicable number of Warrant Shares exercised. The Holder and the Company shall maintain records showing the number of Warrant Shares exercised and the date of such exercises. The Company shall deliver any objection to any Notice of Exercise within one (1) business day of receipt of such notice. The Holder and any assignee, by acceptance of this Pre-Funded Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the exercise of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for exercise hereunder at any given time may be less than the amount stated on the face hereof.
(iii) Maximum Percentage. The Holder may notify the Company in writing in the event it elects to be subject to the provisions contained in this Section 2(a)(iii); provided, however, no Holder shall be subject to this Section 2(a)(iii) unless he, she or it makes such election. If the election is made by the Holder, the Warrant Agent shall not effect the exercise of the Holder’s Pre-Funded Warrants, and such Holder shall not have the right to exercise such Pre-Funded Warrants, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the Warrant Agent’s actual knowledge, would beneficially own in excess of 19.9% (or such other amount as a Holder may specify) (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such person and its affiliates shall include the number of shares of Common Stock issuable upon the exercise of the Pre-Funded Warrants with respect to which the determination of such sentence is being made, but shall exclude Common Stock that would be issuable upon (x) exercise of the remaining, unexercised portion of the Pre-Funded Warrants beneficially owned by such person and its affiliates and (y) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such person and its affiliates (including, without limitation, any convertible notes or convertible preferred shares or warrants), subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of the Pre-Funded Warrants, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the U.S. Securities and Exchange Commission (the “Commission”) as the case may be, or (2) a more recent public announcement by the Company. For any reason at any time, upon the written request of the Holder of the Pre-Funded Warrants, the Company shall, within five (5) Business Days, confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. By written notice to the Company, the Holder of the Pre-Funded Warrants may from time to time increase or decrease the Maximum Percentage applicable to such Holder to any other percentage specified in such notice; provided, however, that any such increase shall not be effective until the sixty-first (61st) day after such notice is delivered to the Company.

(b) Exercise Price. The aggregate exercise price of this Warrant, except for a nominal exercise price of $0.0001 per Warrant Share, was pre-funded to the Company on or prior to the Initial Exercise Date and, consequently, no additional consideration (other than the nominal exercise price of $0.0001 per Warrant Share) shall be required to be paid by the Holder to any Person to effect any exercise of this Warrant. The Holder shall not be entitled to the return or refund of all, or any portion, of such pre-paid aggregate exercise price under any circumstance or for any reason whatsoever. The remaining unpaid exercise price per share of Common Stock under this Warrant shall be $0.0001 (the “Exercise Price”). (the “Exercise Price”).
(c) Cashless Exercise. If at any time after the Initial Exercise Date, there is no effective registration statement registering, or the prospectus contained therein is not available for, the resale of the Warrant Shares by the Holder, then this Pre-Funded Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:
(A) = as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(68) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, or (ii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;
(B) = the Exercise Price of this Series A Warrant, as adjusted hereunder; and
(X) = the number of Warrant Shares that would be issuable upon exercise of this Series A Warrant in accordance with the terms of this Series A Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.
If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of this Series A Warrant being exercised, and the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Series A Warrant. The Company agrees not to take any position contrary to this Section 2(c).
(d) Mechanics of Exercise.
(i) Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares exercised hereunder to be transmitted by the Company’s transfer agent (the “Transfer Agent”) to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of this Pre-Funded Warrant), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise, (ii) two (2) Trading Days after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Pre-Funded Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this

Pre-Funded Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.
(ii) Delivery of New Pre-Funded Warrants Upon Exercise. If this Pre-Funded Warrant shall have been exercised in part, the Company shall, at the request of the Holder and upon surrender of this Pre-Funded Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Pre-Funded Warrant evidencing the rights of the Holder to exercise the unexercised Warrant Shares called for by this Pre-Funded Warrant, which new Pre-Funded Warrant shall in all other respects be identical with this Pre-Funded Warrant.
(iii) Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.
(iv) Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of this Series A Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of this Series A Warrant as required pursuant to the terms hereof.
(v) No Fractional Pre-Funded Warrant, Shares or Scrip. No fractional Pre-Funded Warrants, shares or scrip representing fractional shares shall be issued upon the exercise of this Pre-Funded Warrant. To the extent the Holder would be entitled to a fractional Pre-Funded Warrant, the Company shall round down to the nearest whole number of Pre-Funded Warrants to be issued to the Holder. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.
(vi) Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Pre-Funded Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto as Exhibit B duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

The Company shall pay all reasonable Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to The Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.
(vii) Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Pre-Funded Warrant, pursuant to the terms hereof.
Section 3 Certain Adjustments.
(a) Reserved.
(b) Subsequent Rights Offerings. If at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Pre-Funded Warrant (without regard to any limitations on exercise hereof) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.
(c) Pro Rata Distributions. During such time as this Pre-Funded Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Pre-Funded Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Pre-Funded Warrant (without regard to any limitations on exercise hereof) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution.
(d) Fundamental Transaction. If, at any time while this Pre-Funded Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of the consolidated assets of the Company in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another person or group of persons whereby such other person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other person or other persons making or party to, or associated or affiliated with the other persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Pre-Funded Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Pre-Funded Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Pre-Funded Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Pre-Funded Warrant). If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Pre-Funded Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), exercise this Pre-Funded Warrant from the Holder by paying to the Holder an amount equals to the Black Scholes Value (as defined below), in the form of cash, stock or any combination thereof (at the Company’s discretion), of the remaining unexercised portion of this Pre-Funded Warrant on or around the date of the consummation of such Fundamental Transaction; provided, however, that, if the Fundamental Transaction is not within the Company’s control, including not approved by the Company’s Board of Directors, Holder shall only be entitled to receive from the Company or any Successor Entity the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of this Pre-Funded Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided, further, that if holders of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of Common Stock will be deemed to have received common stock of the Successor Entity (which Successor Entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction.
(e) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.
(f) Notice to Holder.
(i) Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.
(ii) Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Pre-Funded Warrant constitutes, or contains, material, non-public information regarding the Company, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Pre-Funded Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

(g) Voluntary Adjustment By Company. Subject to the rules and regulations of the Trading Market, the Company may at any time during the term of this Series A Warrant, subject to the prior written consent of the Holder, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.
Section 4 Reserved.
Section 5 Transfer of Pre-Funded Warrant.
(a) Transferability. Subject to compliance with any applicable securities laws, this Pre-Funded Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Pre-Funded Warrant at the principal office of the Company or its designated Warrant Agent, which shall initially be the Company, together with a written assignment of this Pre-Funded Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Pre-Funded Warrant or Pre-Funded Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Pre-Funded Warrant evidencing the portion of this Pre-Funded Warrant not so assigned, and this Pre-Funded Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Pre-Funded Warrant to the Company unless the Holder has assigned this Pre-Funded Warrant in full, in which case, the Holder shall surrender this Pre-Funded Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Pre-Funded Warrant in full. The Pre-Funded Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Pre-Funded Warrant issued.
(b) Reserved.
(c) Pre-Funded Warrant Register. The Company shall register this Pre-Funded Warrant, upon records to be maintained by the Company for that purpose (the “Pre-Funded Warrant Register”), in the name of the record Holder hereof from time to time. The Company and the Warrant Agent may deem and treat the registered Holder of this Pre-Funded Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary. The Company has appointed the Warrant Agent to maintain the Pre-Funded Warrant Register, as the Company’s agent. The Company shall remain responsible for the contents of the Pre-Funded Warrant Register, notwithstanding the appointment of a Warrant Agent. The Company shall provide thirty (30) days’ prior written notice to the Holder of any appointment of or change in Warrant Agent and the new Warrant Agent’s contact information, including if the Company shall itself directly maintain the Pre-Funded Warrant Register after a third-party Warrant Agent has been appointed.
Section 6 Miscellaneous.
(a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Pre-Funded Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof, except as expressly set forth in Section 3. Without limiting any rights of a Holder under this Pre-Funded Warrant, in no event shall the Company be required to net cash settle an exercise of this Pre-Funded Warrant.
(b) Loss, Theft, Destruction or Mutilation of Pre-Funded Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Pre-Funded Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of this Pre-Funded Warrant, shall not include the posting of any bond), and upon surrender and cancellation of this Warrant or stock certificate, if mutilated, the Company will make and deliver a new Pre-Funded Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Pre-Funded Warrant or stock certificate.
(c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a business day, then such action may be taken or such right may be exercised on the next succeeding business day.

(d) Authorized Shares. The Company covenants that, during the period this Pre-Funded Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Pre-Funded Warrant. The Company further covenants that its issuance of this Pre-Funded Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Pre-Funded Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Pre-Funded Warrant will, upon exercise of the rights represented by this Pre-Funded Warrant in accordance herewith, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).
Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Pre-Funded Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Pre-Funded Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the exercise of this Pre-Funded Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Pre-Funded Warrant.
Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Pre-Funded Warrant is exercisable, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.
(e) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Pre-Funded Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Pre-Funded Warrant (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Pre-Funded Warrant), and hereby irrevocably waives, and agrees not to assert in any action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Pre-Funded Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of this Pre-Funded Warrant, the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
(f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Pre-Funded Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

(g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Pre-Funded Warrant, if the Company willfully and knowingly fails to comply with any provision of this Pre-Funded Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.
(h) Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:
(i) if to a Holder, to its address and/or email address set forth on the register of Holders on file with the Company, with copies to such Holder’s representatives as set forth on such register, or to such other address, email address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change;
(ii) if to the Company, to:

Aeva Technologies, Inc.
555 Ellis Street
Mountain View, CA 94043
Attention:
E-mail:

with a required copy to (which copy shall not constitute notice):

Simpson Thacher & Bartlett LLP
2475 Hanover Street
Palo Alto, CA 94304
Attention: Heidi Mayon
E-mail: heidi.mayon@stblaw.com
(i) Successors and Assigns. Subject to applicable securities laws, this Pre-Funded Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Pre-Funded Warrant are intended to be for the benefit of the Company and any Holder from time to time of this Pre-Funded Warrant and shall be enforceable by the Company and/or Holder or holder of Warrant Shares.
(j) Amendment. This Pre-Funded Warrant may be amended by the Company without the consent of any of the holders of the Subscription Warrants for the purpose of (i) curing any ambiguity, or curing, correcting or supplementing any defective provision contained herein, or making any other provisions with respect to matters or questions arising under this Pre-Funded Warrant that is not inconsistent with the provisions of this Pre-Funded Warrant, (ii) evidencing the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company contained in this Pre-Funded Warrant, (iii) evidencing and providing for the acceptance of appointment by a successor Warrant Agent with respect to the Subscription Warrants, and any provisions required in connection therewith, (iv) adding to the covenants of the Company for the benefit of the Holder or surrendering any right or power conferred upon the Company under this Pre-Funded Warrant, (v) to comply with the rules of the Depositary Trust Company (“DTC”), including to permit the deposit of Subscription Warrants with the DTC and settlement through the facilities thereof, if applicable; or (vi) amending this Pre-Funded Warrant in any manner that the Company may deem to be necessary or desirable and that will not adversely affect the interests of the Holder in any material respect. All other modifications or amendments to this Pre-Funded Warrant and the other Subscription Warrants, including any amendment to increase the

Exercise Price or move the Termination Date, shall require the written consent of the holders of a majority of the then outstanding Subscription Warrants; provided that any material and adverse modification, waiver or termination of the economic terms of the transactions contemplated under this Pre-Funded Warrant shall require the prior written consent of the Holder of this Pre-Funded Warrant.
(k) Severability. Wherever possible, each provision of this Pre-Funded Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pre-Funded Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Pre-Funded Warrant.
(l) Headings. The headings used in this Pre-Funded Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Pre-Funded Warrant.
********************
(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Pre-Funded Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.
AEVA TECHNOLOGIES, INC.

By:
Name:
Title:

NOTICE OF EXERCISE
To: AEVA TECHNOLOGIES, INC.
CC: WARRANT AGENT
(1) The undersigned hereby elects to exercise Warrant Shares of the Company pursuant to the terms of the attached Pre-Funded Warrant (only if exercised in full).
(2) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

(3) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.
Name of Investing Entity:
Signature of Authorized Signatory of Investing Entity:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date:

EXHIBIT B
ASSIGNMENT FORM
(To assign the foregoing Pre-Funded Warrant, execute this form and supply required information. Do not use this form to purchase shares.)
FOR VALUE RECEIVED, the foregoing Pre-Funded Warrant and all rights evidenced thereby are hereby assigned to:
Name:
(Please Print)
Address:
(Please Print)
Phone Number:
Email Address:
Dated: , ,
Holder’s Signature:
Holder’s Address:

Annex D
NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT UNDER ANY CIRCUMSTANCES BE OFFERED, TRANSFERRED SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE FEDERAL, STATE AND FOREIGN SECURITIES LAWS.
SERIES A WARRANT
AEVA TECHNOLOGIES, INC.
Warrant	Initial Exercise Date: , 2023
Shares:
This SERIES A WARRANT (this “Series A Warrant”) certifies that, for value received,      or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after    , 2023 (the “Initial Exercise Date”), and on or prior to 5:00 p.m. (New York City time) on    , 2027 (the “Termination Date”), but not thereafter, to subscribe for and purchase from AEVA TECHNOLOGIES, INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”), up to     shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock (as defined below). The purchase price of one share of Common Stock under this Series A Warrant shall be equal to the Exercise Price, as defined in Section 2(b). This Series A Warrant is issued pursuant to that certain Standby Equity Purchase Agreement, effective on October    , 2023, and entered into between the Company and the Holder.
Section 1 Definitions. In addition to the terms defined elsewhere in this Series A Warrant, for all purposes of this Series A Warrant, the following terms have the meanings set forth in this Section 1.
“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Series A Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.
“Black Scholes Value” means the value of this Series A Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the greater of (i) the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (ii) the highest VWAP during the period beginning on the Trading Day immediately preceding the announcement of the applicable Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier) and ending on the Trading Day of the Holder’s request pursuant to Section 3(d) and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date, and (E) a zero cost of borrow. The payment of the

Black Scholes Value will be made by wire transfer of immediately available funds (or such other consideration) within the later of (i) five business days of the Holder’s election and (ii) the date of consummation of the Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Series A Warrant in accordance with Section 3(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Series A Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Series A Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Series A Warrant (without regard to any limitations on the exercise of this Series A Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Series A Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Series A Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Series A Warrant with the same effect as if such Successor Entity had been named as the Company herein.
“Business Day” and “business day” mean a day other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.
“Common Stock” means the Company’s common stock, par value $0.001 per share.
“Common Stock Equivalents” means any securities of the Company that would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.
“Trading Day” means a day on which the principal Trading Market is open for trading.
“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).
“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Series A Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.
“Warrant Agent” shall be any duly appointed agent selected by the Company. The Warrant Agent shall initially be the Company.

Section 2 Exercise.
(a) Exercise of Series A Warrant.
(i) Exercise by Holder. Exercise of the purchase rights represented by this Series A Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (with a copy to the Warrant Agent) of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank, unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required.
(ii) Exercise Procedures. Notwithstanding anything herein to the contrary, subject to Section 2(d)(ii), the Holder shall not be required to physically surrender this Series A Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and this Series A Warrant has been exercised in full, in which case, the Holder shall surrender this Series A Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company (with a copy to the Warrant Agent). Partial exercises of this Series A Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) business day of receipt of such notice. The Holder and any assignee, by acceptance of this Series A Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.
(iii) Maximum Percentage. The Holder may notify the Company in writing in the event it elects to be subject to the provisions contained in this Section 2(a)(iii); provided, however, no Holder shall be subject to this Section 2(a)(iii) unless he, she or it makes such election. If the election is made by the Holder, the Warrant Agent shall not effect the exercise of this Series A Warrant, and such Holder shall not have the right to exercise this Series A Warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the Warrant Agent’s actual knowledge, would beneficially own in excess of 19.9% (or such other amount as a Holder may specify) (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such person and its affiliates shall include the number of shares of Common Stock issuable upon the exercise of the Series A Warrants with respect to which the determination of such sentence is being made, but shall exclude Common Stock that would be issuable upon (x) exercise of the remaining, unexercised portion of the Series A Warrants beneficially owned by such person and its affiliates and (y) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such person and its affiliates (including, without limitation, any convertible notes or convertible preferred shares or warrants), subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of the Series A Warrants, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the U.S. Securities and Exchange Commission (the “Commission”) as the case may be, or (2) a more recent public announcement by the Company. For any reason at any time, upon the written request of the Holder of this Series A Warrant, the Company shall, within five (5) Business Days, confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.

By written notice to the Company, the Holder of this Series A Warrant may from time to time increase or decrease the Maximum Percentage applicable to such Holder to any other percentage specified in such notice; provided, however, that any such increase shall not be effective until the sixty-first (61st) day after such notice is delivered to the Company.
(b) Exercise Price. The exercise price per share of Common Stock under this Series A Warrant shall be $1.00, subject to adjustment hereunder (the “Exercise Price”).
(c) Cashless Exercise. If at any time after the Initial Exercise Date, there is no effective registration statement registering, or the prospectus contained therein is not available for, the resale of the Warrant Shares by the Holder, then this Series A Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:
(A) = as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(68) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, or (ii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;
(B) = the Exercise Price of this Series A Warrant, as adjusted hereunder; and
(X) = the number of Warrant Shares that would be issuable upon exercise of this Series A Warrant in accordance with the terms of this Series A Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.
If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of this Series A Warrant being exercised, and the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Series A Warrant. The Company agrees not to take any position contrary to this Section 2(c).
(d) Mechanics of Exercise.
(i) Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Company’s transfer agent (the “Transfer Agent”) to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of this Series A Warrant), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise, (ii) two (2) Trading Days after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Series A Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this

Series A Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.
(ii) Delivery of New Series A Warrants Upon Exercise. If this Series A Warrant shall have been exercised in part, the Company shall, at the request of the Holder and upon surrender of this Series A Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Series A Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Series A Warrant, which new Series A Warrant shall in all other respects be identical with this Series A Warrant.
(iii) Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.
(iv) Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of this Series A Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of this Series A Warrant as required pursuant to the terms hereof.
(v) No Fractional Series A Warrant, Shares or Scrip. No fractional Series A Warrants, shares or scrip representing fractional shares shall be issued upon the exercise of this Series A Warrant. To the extent the Holder would be entitled to a fractional Series A Warrant, the Company shall round down to the nearest whole number of Series A Warrants to be issued to the Holder. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.
(vi) Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Series A Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto as Exhibit B duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

The Company shall pay all reasonable Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to The Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.
(vii) Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Series A Warrant, pursuant to the terms hereof.
Section 3 Certain Adjustments.
(a) Stock Dividends and Splits. If the Company, at any time while this Series A Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Series A Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Series A Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Series A Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.
(b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Series A Warrant (without regard to any limitations on exercise hereof) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.
(c) Pro Rata Distributions. During such time as this Series A Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Series A Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Series A Warrant (without regard to any limitations on exercise hereof) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution.
(d) Fundamental Transaction. If, at any time while this Series A Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of the consolidated assets of the Company in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another person or group of persons whereby such other person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other person or other persons making or party to, or associated or affiliated with the other persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Series A Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Series A Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Series A Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Series A Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Series A Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Series A Warrant from the Holder by paying to the Holder an amount equals to the Black Scholes Value (as defined below), in the form of cash, stock or any combination thereof (at the Company’s discretion), of the remaining unexercised portion of this Series A Warrant on or around the date of the consummation of such Fundamental Transaction; provided, however, that, if the Fundamental Transaction is not within the Company’s control, including not approved by the Company’s Board of Directors, Holder shall only be entitled to receive from the Company or any Successor Entity the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of this Series A Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided, further, that if holders of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of Common Stock will be deemed to have received common stock of the Successor Entity (which Successor Entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction.
(e) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.
(f) Notice to Holder.
(i) Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.
(ii) Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Series A Warrant constitutes, or contains, material, non-public information regarding the Company, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Series A Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.
(g) Voluntary Adjustment By Company. Subject to the rules and regulations of the Trading Market, the Company may at any time during the term of this Series A Warrant, subject to the prior written consent of the Holder, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.
Section 4 Reserved.
Section 5 Transfer of Series A Warrant.
(a) Transferability. Subject to compliance with any applicable securities laws, this Series A Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Series A Warrant at the principal office of the Company or its designated Warrant Agent, which shall initially be the Company, together with a written assignment of this Series A Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Series A Warrant or Series A Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Series A Warrant evidencing the portion of this Series A Warrant not so assigned, and this Series A Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Series A Warrant to the Company unless the Holder has assigned this Series A Warrant in full, in which case, the Holder shall surrender this Series A Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Series A Warrant in full. The Series A Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Series A Warrant issued.
(b) New Series A Warrants. This Series A Warrant may be divided or combined with other Series A Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Series A Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 5(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Series A Warrant or Series A Warrants in exchange for the Series A Warrant or Series A Warrants to be divided or combined in accordance with such notice. All Series A Warrants issued on transfers or exchanges shall be dated the original issuance date and shall be identical with this Series A Warrant except as to the number of Warrant Shares issuable pursuant thereto.
(c) Series A Warrant Register. The Company shall register this Series A Warrant, upon records to be maintained by the Company for that purpose (the “Series A Warrant Register”), in the name of the record Holder hereof from time to time. The Company and the Warrant Agent may deem and treat the registered Holder of this Series A Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary. The Company has appointed the Warrant Agent to maintain the Series A Warrant Register, as the Company’s agent. The Company shall remain responsible for the contents of the Series A Warrant Register, notwithstanding the appointment of a Warrant Agent. The Company shall provide thirty (30) days’ prior written notice to the Holder of any appointment of or change in Warrant Agent and the new Warrant Agent’s contact information, including if the Company shall itself directly maintain the Series A Warrant Register after a third-party Warrant Agent has been appointed.
Section 6 Miscellaneous.
(a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Series A Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof, except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Series A Warrant.
(b) Loss, Theft, Destruction or Mutilation of Series A Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Series A Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of this Series A Warrant, shall not include the posting of any bond), and upon surrender and cancellation of this Warrant or stock certificate, if mutilated, the Company will make and deliver a new Series A Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Series A Warrant or stock certificate.
(c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a business day, then such action may be taken or such right may be exercised on the next succeeding business day.
(d) Authorized Shares. The Company covenants that, during the period this Series A Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Series A Warrant. The Company further covenants that its issuance of this Series A Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Series A Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Series A Warrant will, upon exercise of the purchase rights represented by this Series A Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).
Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Series A Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Series A Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Series A Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Series A Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Series A Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.
(e) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Series A Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Series A Warrant (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Series A Warrant), and hereby irrevocably waives, and agrees not to assert in any action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Series A Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of this Series A Warrant, the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
(f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Series A Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.
(g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Series A Warrant, if the Company willfully and knowingly fails to comply with any provision of this Series A Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.
(h) Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:
(i) if to a Holder, to its address and/or email address set forth on the register of Holders on file with the Company, with copies to such Holder’s representatives as set forth on such register, or to such other address, email address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change;
(ii) if to the Company, to:

Aeva Technologies, Inc.
555 Ellis Street
Mountain View, CA
Attention:
E-mail:

with a required copy to (which copy shall not constitute notice):

Simpson Thacher & Bartlett LLP
2475 Hanover Street
Palo Alto, CA 94304
Attention: Heidi Mayon
E-mail: heidi.mayon@stblaw.com
(i) Successors and Assigns. Subject to applicable securities laws, this Series A Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Series A Warrant are intended to be for the benefit of the Company and any Holder from time to time of this Series A Warrant and shall be enforceable by the Company and/or Holder or holder of Warrant Shares.
(j) Amendment. This Series A Warrant may be amended by the Company without the consent of any of the holders of the Series A Warrants for the purpose of (i) curing any ambiguity, or curing, correcting or supplementing any defective provision contained herein, or making any other provisions with respect to matters or questions arising under this Series A Warrant that is not inconsistent with the provisions of this Series A Warrant, (ii) evidencing the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company contained in this Series A Warrant, (iii) evidencing and providing for the acceptance of appointment by a successor Warrant Agent with respect to the Series A Warrants, and any provisions required in connection therewith, (iv) adding to the covenants of the Company for the benefit of the Holder or surrendering any right or power conferred upon the Company under this Series A Warrant, (v) to comply with the rules of the Depositary Trust Company (“DTC”), including to permit the deposit of the Series A Warrants with the DTC and settlement through the facilities thereof, if applicable; or (vi) amending this Series A Warrant in any manner that the Company may deem to be necessary or desirable and that will not adversely affect the interests of the Holder in any material respect. All other modifications or amendments to this Series A Warrant, including any amendment to increase the Exercise Price or move the Termination Date, shall require the written consent of the holders of a majority of the then outstanding Series A Warrants; provided that any material and adverse modification, waiver or termination of the economic terms of the transactions contemplated under this Series A Warrant shall require the prior written consent of the Holder of this Series A Warrant.
(k) Severability. Wherever possible, each provision of this Series A Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Series A Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Series A Warrant.
(l) Headings. The headings used in this Series A Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Series A Warrant.
********************
(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Series A Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.
AEVA TECHNOLOGIES, INC.

By:
Name:
Title:

NOTICE OF EXERCISE
To: AEVA TECHNOLOGIES, INC.
CC: WARRANT AGENT
(1) The undersigned hereby elects to purchase Warrant Shares of the Company pursuant to the terms of the attached Series A Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.
(2) Payment shall take the form of (check applicable box):
in lawful money of the United States;
or if otherwise permitted, the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).
(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.
Name of Investing Entity:
Signature of Authorized Signatory of Investing Entity:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date:
(5) Qualified Institutional. The undersigned is a “qualified institutional buyer” as defined by Rule 144A promulgated under the Securities Act of 1933, as amended.
Name of Investing Entity:
Signature of Authorized Signatory of Investing Entity:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date:

EXHIBIT B
ASSIGNMENT FORM
(To assign the foregoing Series A Warrant, execute this form and supply required information.
Do not use this form to purchase shares.)
FOR VALUE RECEIVED, the foregoing Series A Warrant and all rights evidenced thereby are hereby assigned to:
Name:
(Please Print)
Address:
(Please Print)
Phone Number:
Email Address:
Dated: , ,
Holder’s Signature:
Holder’s Address:

AEVA TECHNOLOGIES, INC.
555 ELLIS ST.
MOUNTAIN VIEW, CA 94043

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AEVA TECHNOLOGIES, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Hrach Simonian	☐	☐
1b. Stephen Zadesky	☐	☐

The Board of Directors recommends you vote "FOR" the following proposals:

NOTE: Shareholders will also transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V25273-P00124

AEVA TECHNOLOGIES, INC.
Annual Meeting of Shareholders
December 18, 2023 10:00 AM (Pacific Time)
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Mina Rezk and Soroush Salehian Dardashti, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Aeva Technologies, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, Pacific Time on Monday, December 18, 2023, virtually at www.virtualshareholdermeeting.com/AEVA2023, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, AND FOR PROPOSALS 2, 3 AND 4.

Continued and to be signed on reverse side